2

Acorn Family of Funds
Semiannual Report
June 30, 1999

Managed by Wanger Asset Management, L.P.

                        [PHOTO OF ACORNS APPEARS HERE]

We are glad you are a shareholder in some of the Acorn Funds. Our investment staff are shareholders just like you. As fellow shareholders, we take pride in the good performance of all five funds so far this year. If you would like to make automatic regular investments to your fund or try one of our other funds, please call us at 800-922-6769.

                              Reserve This Date!
                              September 28, 1999

                 Meet your Acorn portfolio managers, analysts

                           and fellow shareholders.

                Find out what's new with Acorn USA, Acorn Fund,

                Acorn International, and our two newest funds -

                     Acorn Twenty and Acorn Foreign Forty.


                       Bring your ideas and questions,

                      we'd love to listen and to answer.



                                                     TURN OVER TO LEARN MORE

                             Please join us at the

                                     1999
                        Annual Meeting for Shareholders


                                   Hosted by

                                 Ralph Wanger
                      President of Acorn Investment Trust

                              September 28, 1999
                                    9-10 am
               1 Bank One Plaza (formerly First Chicago Center)
                           38 South Dearborn Street
                            Chicago, Illinois 60670

                   REFER TO THE SECOND HALF OF THIS INSERT
                    FOR DIRECTIONS AND PARKING INFORMATION

   PS: If you are not able to attend the meeting, e-mail us your questions.
                        We'll e-mail a response back.
                   Send your questions to acorn@wanger.com.

                 Acorn Family of Funds Semiannual Report 1999
                              Table of Contents


Squirrel Chatter: J.P. Morgan                    2

Acorn Twenty
        In a Nutshell                            4
        Performance at a Glance                  5
        Major Portfolio Changes                 14
        Statement of Investments                15

Acorn Foreign Forty
        In a Nutshell                            6
        Performance at a Glance                  7
        Major Portfolio Changes                 16
        Statement of Investments                17
        Portfolio Diversification               19

Acorn USA
        In a Nutshell                            8
        Performance at a Glance                  9
        Major Portfolio Changes                 20
        Statement of Investments                21


Acorn International
        In a Nutshell                           10
        Performance at a Glance                 11
        Major Portfolio Changes                 24
        Statement of Investments                26
        Portfolio Diversification               30

Acorn Fund
        In a Nutshell                           12
        Performance at a Glance                 13
        Major Portfolio Changes                 31
        Statement of Investments                33
        Foreign Portfolio Diversification       39

Acorn Family of Funds
        Statements of Assets and Liabilities    41
        Statements of Operations                42
        Statements of Changes in Net Assets     44
        Financial Highlights                    46
        Notes to Financial Statements           49

Trustees, Officers and Contact Information      52




        .Mid-Year Distributions

The following table details the funds' midyear distributions. The record date was June 21, 1999, the ex-dividend date was June 22, 1999, and the payable date was June 25, 1999.

                                 Acorn Fund      Acorn International      Acorn USA      Acorn Twenty    Acorn Foreign Forty
-----------------------------------------------------------------------------------------------------------------------------
Long-term Capital Gains            $0.19                $0.00              $0.02            None               $0.00
-----------------------------------------------------------------------------------------------------------------------------
Short-term Capital Gains           $0.00                $0.00              $0.02            None               $0.03
-----------------------------------------------------------------------------------------------------------------------------
Ordinary Income $0.03              $0.03                $0.15              $0.00            None               $0.00
-----------------------------------------------------------------------------------------------------------------------------

 .Squirrel Chatter: J.P. Morgan
[PHOTO APPEARS HERE]

        In the history of American finance, there have been many interesting and important figures from Alexander Hamilton to George Soros. None approaches the mythic status of John Pierpont Morgan. He dominated the banking scene from the end of the Civil War to the eve of World War I. Since his death in 1913, no other person has achieved his level of power and reputation. Morgan was loved by a few, respected by many, and hated by most. He was not hated for his deeds so much as what he stood for--massive wealth and power. In the Gilded Age, he personified the wealth of a Bill Gates and the influence of an Alan Greenspan.
Morgan: American Financier1, a new biography by Jean Strouse, is a splendid study of the man and his period.
        What a period it was! Some of the people who did business with Morgan were Mellon, Rockefeller, Harriman, Frick, Carnegie, Baker, Widener and Edison, a group of tycoons now turned into universities, museums, banks or libraries. One could ponder on the transformation of a businessman into a building.
        Morgan, as a person, was agreeably complex and contradictory. He was deeply religious and a womanizer. He was a handsome youth, but an ugly adult (his nose became deformed by rhinophyma). He was a leader, but not a good speaker or writer. Despite achieving every worldly success, he suffered from fits of depression, and often sat alone in his study, smoking a cigar and playing solitaire. (Strouse does not say what game of solitaire he favored, but in that primitive age he had to use real cards, not the Microsoft version.)
        Mr. Morgan played solitaire in very nice surroundings. He had a Manhattan mansion (a series of five, of increasing splendor), an art-filled house in London, a great country house on the Hudson, and three vacation houses. He had a fabulous yacht, the Corsair, built in three different versions. His art collection included Gutenberg bibles and other rare books and manuscripts, old master paintings, armor, Egyptian antiquities, all in great quantity, many now in the Met or the Morgan Library. It was the best art collection ever assembled by one private individual. His artistic taste was informed and refined, but conventional. For instance, he missed the French Impressionist movement altogether, although he could have bought a boxcar load of VanGoughs and Monets for what he paid for one Gainsborough.
        As mutual fund investors, you and I should be most interested in Morgan as the supreme financial tycoon. His firm put together U.S. Steel, creating the biggest industrial company in the country. Another deal created International Harvester. Railroads were the leading industry of his time, and he put together the Northern Pacific and the Southern Railway. His least successful trust was an ocean shipping company, IMM, that not only lost money in the freight business, but through the White Star Line, owned the ill-fated (but photogenic) Titanic. These mergers were attacked by Progressive "trust-busters," but big companies were needed as the United States became an industrial giant. Regardless of your opinion on these mergers, Morgan did many things that clearly benefited the country.

Bringing in Capital

        The construction of the U.S. railway network was dependent on European capital. By today's standards, 19th Century America would have been classified as an Emerging Market. If you think of the United States in Morgan's era as the equivalent to Argentina now, it's not surprising that many European investors lost their money on American railroads that went bust. Morgan's firm (Drexel, Morgan & Co. until 1895, now J.P. Morgan & Co.) was in the center of international banking, with his father's bank in London funneling money to New York.2 The amount of European capital invested in the United States grew from $222 million in 1853 to $3 billion in 1890. Morgan himself spent about half of each year in Europe, mixing business, art collecting, and spa treatments.3
        The key to keeping European investors happy was a sound dollar, backed by gold. Therefore, Morgan and the other bankers fought to base the U.S. currency on a gold standard. Whether your were pro or anti, the gold standard was one of the key political divides of the 1890s. Farmers always hate bankers, and opposed the gold standard. So did silver miners, who wanted silver to be counted in monetary reserves together with gold. The Populist party, which represented the anti-gold standard factions, wanted faster growth in the money supply and inflation to enable debtors to pay off their obligations in cheaper dollars. Morgan, the defender of sound money, was hated as the leader of the gold-standard Eastern banking interests.

The One-Man Fed

        In 1894, foreign investors became nervous that the Populists would prevail and inflate the money supply, which would cause their dollar-denominated bonds to lose value. European investors started selling bonds for gold and physically shipping the gold to London. At the end of 1894, the U.S. gold reserve plunged from $100 million to $45 million. In early 1895, gold losses reached $2 million per day, and the U.S. government faced a crisis not unlike the one that forced several Asian countries to devalue their currencies two years ago.
Morgan and several other bankers met with President Cleveland in February 1895, the day gold reserves dropped to only $9 million, with claims of $12 million against that gold. A U.S. government default was only a day away. Morgan's group figured out a way to sell $62 million in new gold-backed bonds without Congressional approval (the silverites in Congress would not have approved the bond issue), and saved the government. After the bond sale, Morgan ran a delicate foreign-exchange support program that succeeded, and U.S. gold reserves rebounded back over $100 million by June. Despite this triumph, Morgan and Rothschild, the two syndicate managers, were vilified in the press and in Congress, where Bryan made a nasty anti-gold, anti-Semitic speech.
        In 1896, the Democrats nominated the Populist William Jennings Bryan for president. His convention speech was perhaps the best political oration in American history, ending with the famous phrase: "You shall not crucify mankind upon a cross of gold." I always had thought that this was a great anti-materialistic religious thunderbolt, but its context was merely part of Bryan's violent hatred of the gold standard. Bryan lost the election anyway.

The Panic of 1907

        In 1907, there was a terrible panic, one of the worst financial crises ever to hit America. Many banks, trust companies, insurance companies, and stockbrokers had too much debt. After a couple of banks failed, a panic started that threatened to wipe out a large part of the American financial system and create the kind of depression that showed up 22 years later in 1929. There was no Federal Reserve System to regulate banks or act as lender of last resort.
        Morgan and a small group of allies acted as a private Fed, deciding which financial institutions were hopeless and should be allowed to go under, and which were sound but illiquid and could be saved by extending new credit. Morgan then browbeat his friends into extending the savable banks new credit despite the fear and panic that enveloped Wall Street at that moment. It worked. The Panic of 1907 was short-lived, and no depression followed.
       A lot of the time Morgan and other nineteenth century bankers were don't-rock-the-boat conservatives. Sometimes Morgan acted as a risk-taking venture capitalist. His most successful undertaking was Edison and his new electric light. In 1878, Edison was well-known, but had little money. Drexel, Morgan supplied capital for the new Edison Electric Light Co., and continued to support Edison during the start-up phase. Development was not smooth: the 1878 lamp used a platinum filament that proved a dead end (Carbon filament worked better, and finally the tungsten filament bulb, that we still use today, replaced carbon in turn). The electric light was the "killer app" for the electrical industry. In 1892, Edison's company was combined with its major competition to form General Electric, with Morgan as the investment banker.
        If Morgan did so many good things in his life, why did he receive such bad press in his lifetime and to this day? One answer is that his critics on the left--variously Anarchists, Communists, Fabian Socialists, Utopian Socialists, other sects of Socialists, union organizers, Populists and Progressives--detested his immense wealth and unparalleled power. They didn't believe any one man should be allowed to obtain that kind of wealth and influence. The standard anti-capitalist caricature is still J.P. Morgan in formal dress, whether in political cartoon, movie, or the little banker guy in your Monopoly game. No one since Morgan has equaled his immense power. Morgan's power died with him. Our world today has grown too large for any one financier to dominate it.


/S/Ralph Wanger
Ralph Wanger
Chief Investment Officer, Wanger Asset Management,
Lead Portfolio Manager, Acorn Fund




________________________________________________________________________________
1  Strouse, Jean. Morgan: American Financier. Random House, NYC, 1999.
2 Papa's bank became Morgan, Grenfell & Co. in 1910. Other Morgan companies that are in operation today include J.P. Morgan & Co., and Morgan Stanley Dean Witter Discover.
3 Morgan and his wife Fanny both spent six months every year in Europe; just not the same six months. When she was heading back to New York with her companions, he would sail for London with his entourage, usually including one of his lady friends.

Acorn Twenty
       .In a Nutshell

[PHOTO APPEARS HERE]

     This quarter paid off for small- and mid-cap investors. Acorn Twenty gained 13.6% for the quarter ended June 30, 6.5% ahead of the S&P 500, but just slightly behind the 14.2% return of the S&P MidCap 400 Index.

     Investors rediscovered value during the second quarter. They finally noticed the wide valuation gap between small- and mid-cap stocks versus their large-cap brethren.

The small-cap Russell 2000 and the S&P MidCap 400 indexes outperformed the S&P 500 by 8.5% and 7.1%, respectively, during the quarter.

This supports our belief that relative value exists among small to midsized companies. Many of Acorn Twenty's stocks trade at lower price-earnings multiples than S&P 500 companies, yet have higher expected growth rates.

     Twelve stocks posted double-digit gains in your Fund. Some standouts include AES, an energy company, up 56% during the quarter. Liberty Media was up 40% following its investment in News Corp. Several other stocks were up 20% or more, including three stocks highlighted in our March 30 report--Telephone & Data Systems, RCN, and Jones Apparel.

     We had one disappointment this quarter, McKesson HBOC, a hospital computer services company. The stock declined 42% during the quarter when an accounting scandal was uncovered in April. While we are disappointed, it is important to remember that our concentrated strategy is to have our winners outweigh the losers, resulting in superior, long-term return potential.

     We continue to be excited about the Fund's future prospects and we appreciate your investment in Acorn Twenty.


/s/ John H. Park                                /s/ Mark H. Yost
John H. Park                                    Mark H. Yost
Co-Portfolio Manager                            Co-Portfolio Manager



     Keeping Up
               with Jones
     Jones Apparel Group (JNY) has been in Acorn Twenty since the Fund's inception. Jones manufactures apparel, primarily for women, and owns well-regarded brand names. In addition to the Jones New York and Evan Picone labels, Jones makes the Lauren by Ralph Lauren line of clothes as well as Polo Jeans, both under license from Ralph Lauren. The Jones management team is impressive. The company has posted 20% or greater sales and earnings growth every year since its 1991 IPO, even though the industry is notorious for its fickle fashion fads.
     This year, Jones announced it was acquiring shoe manufacturer/retailer Nine West. Wall Street was initially thumbs (or toes) down on the deal since Nine West had been a troubled, mismanaged company. But where investors turned up their noses, Jones saw opportunity. Poor performing Nine West stores will be closed. As a result, we estimate as much as $100 million in working capital could be redeployed by tighter inventory management. Wall Street had put its foot in its mouth. After seeing the acquisition's potential opportunities and return, Jones' stock price climbed, up 56% for the year at June 30, 1999. The acquisition closed on June 15, 1999, and we expect Jones' new "sole-mate" to add significantly to earnings and cash flow.

 .Performance at a Glance


     Acorn Twenty
                 Information

Ticker Symbol:                  ACTWX
Minimum
   Initial Investment:          $1,000
                                $1,000 for an IRA
Minimum
   Subsequent Investment:       $100
Exchange Fee:                   None
Management Fee*:                0.90%
12b-1 Fee:                      None
Other Expenses:                 0.93%
Less Expense
   Reimbursement:               0.48%
Total Expense Ratio*:           1.35%

*Fees and expenses are calculated for the period from the Fund's inception on November 23, 1998 through December 31, 1998. Wanger Asset Management has undertaken to reimburse the Fund for any ordinary operating expenses exceeding 1.35% of its average annual net assets. This expense limitation is voluntary and is terminable by either the Fund or Wanger Asset Management on 30 days' notice to the other.

Fund Net Assets as of 6/30/99: $62.7 million
--------------------------------------------------------------
    .Acorn Twenty Top 10 Holdings
Americredit                                        6.5%
Auto Lending

PRIMEDIA                                           6.4%
Specialty Magazines & Other Publications

Telephone & Data Systems                           6.0%
Cellular & Telephone Franchises

RCN                                                5.5%
Metro Market: Voice Video & Internet Services

UICI                                               5.3%
Insurance/Specialty Finance

AES Corporation                                    5.2%
Power Plants

ServiceMaster                                      5.1%
Facilities Management

H & R Block                                        5.0%
Tax Preparation

National Data                                      4.9%
Credit Card & Health Claims Processor

Liberty Media Group, AT&T                          4.8%
Cable Programming

The Fund's top 10 Holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of investments for a complete list of the Fund's holdings.

Acorn Twenty Portfolio Diversification
--------------------------------------
        .as a % of net assets, as of 6/30/99

[PIE CHART APPEARS HERE]

Catagory                                  Percentage
Other                                            9.2
Industrial Goods/Services                        5.1
Energy/Minerals                                  9.9
Consumer Goods/Services                          9.9
Finance                                         19.5
Information                                     44.0
Health Care                                      2.4

*Includes "Cash and other assets less liabilities" of 4.5%.

Relative Performance
---------------------------------------------------------------------
                         2nd quarter     Year to date    Life of Fund*
                                1999
Acorn Twenty                    13.6%            21.8%           30.4%
S&P MidCap 400                  14.2%             6.9%           18.7%
Russell 2000                    15.6%             9.3%           17.1%
S&P 500                          7.1%            12.4%           18.9%

*Life of Fund performance is from Acorn Twenty's inception 11/23/98 through 6/30/99.


Net Asset Value Per Share 6/30/99: $13.04
-----------------------------------------

The Value of a $10,000 Investment in Acorn Twenty
-------------------------------------------------
       November 23, 1998 through June 30, 1999

[PERFORMANCE GRAPH APPEARS HERE]

Acorn Twenty      $13,040
S & P Midcap 400  $11,872
DATE                     ACCORN 20 ($)                  S & P MIDCAP 400
----                     -------------                  ----------------
11/23/98                        10,000                            10,000
12/31/98                        10,710                            11,109
 1/31/99                        11,000                            10,676
 2/28/99                        10,710                            10,117
 3/31/99                        11,480                            10,400
 4/30/99                        12,710                            11,220
 5/31/99                        12,730                            11,270
 6/30/99                        13,040                            11,872

Total Return Life of Fund 30.4%

This graph compares the results of $10,000 invested in Acorn Twenty on November 23, 1998 (the date Fund shares were first offered to the public), with all dividends and capital gains reinvested to the S&P MidCap 400.
     The S&P MidCap 400 is a market value-weighted index of 400 stocks that are in the next tier down from the S&P 500. The S&P 500 is a broad market-weighted average of U.S. blue-chip companies. The Russell 2000 is formed by taking the 3,000 largest U.S. companies and then eliminating the largest 1,000, leaving a market capitalization-weighted Index of 2,000 small companies. All indexes are unmanaged and returns include reinvested dividends.
     Past performance does not guarantee future results. The investment return and principle value of an Investment In the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

Acorn Foreign Forty
    .In a Nutshell

[PHOTO APPEARS HERE]
     Since inception, the Fund has returned 31%, more than triple the returns of its benchmark indexes.

     Acorn Foreign Forty returned a satisfying 9.4% in the second quarter, well ahead of the 4.8% return of the creatively named Salomon Smith Barney Cap Range $2-10 Billion Index. Since inception, the Fund has returned 31%, more than triple the returns of its benchmark indexes.
     Three of your Fund's stocks gained more than 50% during the quarter. We highlighted Softbank last quarter when it was our 10th largest holding. It is now our largest position. We once again thank Michael King, our Japanese analyst, for unearthing Softbank at a time when it was very underfollowed. Michael also scored with Nintendo (up 64%--see inset), a name that is on the tip of every child's tongue, but not yet in every parent's portfolio. Our international research director, Roger Edgley, contributed contract manufacturer Natsteel Electronics in Singapore, up 56%.
     Not all of our stocks went up. We experienced modest declines in two of our European life insurance companies, Mapfre Vida in Spain, and ASR in the Netherlands. We visited these companies recently and have confirmed that their core life insurance businesses are still doing extremely well. Danish cleaning contractor ISS and Olivetti, an Italian typewriter-maker-turned-telecom-operator, also had poor stock returns this quarter although nothing bad happened to their businesses.
     We continue to see many excellent opportunities in the international mid- to large-cap stock universe. We believe Acorn Foreign Forty provides both a good way to diversify your portfolio and to own what we predict will be tomorrow's blue chips.

     Move Over
             Mickey
     Most six to twelve year olds today enjoy Coca-Cola, McDonald's, Disney, and Nintendo. Ranked by hours used, the winner is Nintendo. Unique products plus a strong, global brand equals high barriers to entry, high margins, and a mountain of cash to fund future growth. This is a classic case where the company is well-known, but the stock is not. We think this will change as Nintendo, a leader in the expanding industry of interactive entertainment, advances to the next level in the great stock market game (and becomes a blue chip on everyone's buy list).


/s/ Marcel P. Houtzager
Marcel P. Houtzager
Portfolio Manager

 .Performance at a Glance


     Acorn Foreign Forty

          Information

Ticker Symbol:          ACFFX
Minimum
        Initial Investment:             $1,000
                                $1,000 for an IRA
Minimum
        Subsequent Investment:  $100
Exchange Fee:                   None
Management Fee*:                0.95%
12b-1 Fee:                      None
Other Expenses:                 1.75%
Less Expense
        Reimbursement:          1.25%
Total Expense Ratio*:           1.45%


*Fees and expenses are calculated for the period from the Fund's inception on November 23, 1998 through December 31, 1998. Wanger Asset Management has undertaken to reimburse the Fund for any ordinary operating expenses exceeding 1.45% of its average annual net assets. This expense limitation is voluntary and is terminable by either the Fund or Wanger Asset Management on 30 days' notice to the other.

Fund Net Assets as of 6/30/99: $45.2 million
-----------------------------------------------------------------------
    .Acorn Foreign Forty Top 10 Holdings
Softbank                                  Japan                    3.1%
Internet Services/Investment Holding

Bodycote                                  United Kingdom           3.1%
Materials Technology & Metal Processing

Nintendo                                  Japan                    3.1%
Video Games

Atos                                      France                   2.9%
Computer Services/Transaction Processing

NTL                                       United Kingdom           2.9%
Voice, Video & Data Services

Canadian Natural Resources                Canada                   2.8%
Oil & Gas Producer

Getronics                                 Netherlands              2.6%
Computer Services

SmarTone Telecom                          Hong Kong                2.6%
Mobile Telecommunications

Mapfre Vida                               Spain                    2.5%
Life Insurance & Mutual Funds

SITA                                      France                   2.5%
Waste Hauling & Landfills

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

Acorn Foreign Forty Portfolio Diversification
---------------------------------------------
     .as a % of net assets, as of 6/30/99

[PIE CHART APPEARS HERE]

Catagory                        Percentage
Energy/Minerals                        4.1
Health Care                            7.8
Industrial Goods/Services             11.3
Information                           38.0
Consumer Goods/Services               11.5
Other*                                15.6
Finance                               11.7

*Includes "Cash and other assets less liabilities" of 8.2%.

Relative Performance
--------------------------------------------------------------------------
                            2nd quarter     Year to date    Life of Fund*
                                   1999
Acorn Foreign Forty                 9.4%            19.2%            31.1%
EAFE                                2.5%             4.0%             8.3%
SSB Cap Range $2-10B                4.8%             6.0%             9.5%
Lipper Int'l Funds Average          5.6%             7.4%             N/A

*Life of Fund performance for Acorn Foreign Forty is from inception 11/23/98 through 6/30/99.

Net Asset Value Per Share 6/30/99: $13.08                                    F40
-----------------------------------------


The Value of a $10,000 Investment in Acorn Foreign Forty
---------------------------------------------------------------------------
     .November 23, 1998 through June 30, 1999


[PERFORMANCE GRAPH APPEARS HERE]

Date                    Acorn Foreign Forty ($)              EAFE ($)
----                    -----------------------              --------
11/23/98                                 10,000                10,000
12/31/98                                 11,000                10,411
 1/31/99                                 11,790                10,381
 2/28/99                                 11,590                10,133
 3/31/99                                 11,980                10,556
 4/30/99                                 12,240                10,980
 5/31/99                                 12,170                10,418
 6/30/99                                 13,110                10,825

Total Return
Life of Fund
   31.1%

This graph compares the results of $10,000 invested in Acorn Foreign Forty on November 23, 1998 (the date Fund shares were first offered to the public), with all dividends and capital gains reinvested, with EAFE.
     EAFE is Morgan Stanley's Europe, Australasia and Far East Index, an unmanaged widely recognized international benchmark that comprises 20 major markets in Europe, Australia, and the Far East. The SSB Cap Range $2-10B is Salomon Smith Barney's two to 10 billion U.S. dollar security market capitalization subset of its Broad Market Index. It represents a mid-cap developed market index, excluding the U.S. The Lipper Int'l Funds Average, which includes Acorn Foreign Forty, measures the performance of all non-U.S. funds tracked by Lipper, excluding the International Small Cap Funds group. This group consisted of 630 funds for the second quarter. All indexes are unmanaged and returns include reinvested dividends.
     Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

Acorn USA
     .In a Nutshell

     Small stocks rallied during the second quarter. The small-cap Russell 2000 Index rose 15.6%, more than double the 7.1% return of the S&P 500. Acorn USA outpaced both indexes, gaining 17.5%.
     At the start of the first quarter, the market was persecuting whole groups of stocks. Value stocks were thought to be the ugly stepsisters of the growth-stock beauties. Cyclical stocks were given up for dead after the Asian economies crumbled. Small-cap stocks were on the wrong side of the market's large-cap bias. The only bull-market participants were the darling fat-caps and Internet companies.
     Everything changed in April after interest rates increased. That's usually bad for all stocks, but it is particularly troublesome for stocks trading on hyped future earnings. As rates rose, price became more important than future promises. Undervalued stocks soared (even the historically rate-sensitive utility stocks rallied), while high-priced glamour stocks declined. Many investors were surprised to discover that Internet stocks could be derailed (temporarily) by something as old-fashioned as an interest rate hike.
     Acorn USA's best stocks of the quarter were not so long ago its worst. All are thriving small companies whose stock prices had plunged, then rebounded 50% or more by June. Some examples include Magellan (managed care), Aspect Telecom (call center software) and Equitable Resources (gas utility).
     Small stocks finally were the market's big winners. How long will this small-cap rally continue? Well, small stocks underperformed large stocks for five years. We can hope that the market will shift to favor small caps over the next five years. Acorn USA shareholders should do well if this normal market rotation occurs.

     Just What the
            Patient Ordered
National Data knows two truths:

1) People prefer plastic to paper. Money, that is. Ten years ago, only 15% of all consumer payments were made via credit cards. Today it's 25% and growing. Processors like National Data make their money routing credit card and other electronic payments between merchants and banks.

2) For all the miracles of modern medicine, the health care payment system is strictly Stone Age. You can get your kidney stones removed in one hour, but your insurance claim likely won't get paid for five months. National Data is helping solve the problem by automating the whole health-claims process.

Small stocks rallied during the second quarter. The small-cap Russell 2000 Index rose 15.6%, more than double the 7.1% return of the S&P 500.

/s/ Robert A. Mohn
Robert A. Mohn
Portfolio Manager

 .Performance at a Glance

        Acorn USA
                 Information

Ticker Symbol:                                   AUSAX
Minimum
        Initial Investment:                      $1,000
                                                 $1,000 for an IRA

Minimum
        Subsequent Investment:                   $100
Exchange Fee:                                    None
Management Fee*:                                 0.94%
12b-1 Fee:                                       None
Other Expenses:                                  0.26%
Total Expense Ratio*:                            1.20%

*Fees and expenses are for the fiscal year ended
December 31, 1998.

Fund Net Assets as of 6/30/99: $312.7 million
---------------------------------------------------------
         .Acorn USA Top 10 Holdings
MidAmerican Energy                                   9.5%
Growth Utility

Micros Systems                                       5.3%
Information Systems for Restaurants & Hotels

UICI                                                 5.1%
Insurance/Specialty Finance

National Data                                        3.8%
Credit Card & Health Claims Processor

Sykes Enterprises                                    3.2%
Call Center Services

Wackenhut                                            3.1%
Prison Management

Lincare Holdings                                     3.0%
Home Health Care Services

Telephone & Data Systems                             2.8%
Cellular & Telephone Franchises

Americredit                                          2.8%
Auto Lending

RCN                                                  2.7%
Metro Market: Voice, Video & Internet Services

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

Acorn USA Portfolio Diversification
--------------------------------------------
       .as a % of net assets, as of 6/30/99

[PIE CHART APPEARS HERE]

Catagory                                        Percentages
Consumer Goods/Services                                 6.4
Other*                                                  6.7
Information                                            34.3
Health Care                                             8.2
Industrial Goods/Services                              11.8
Finance                                                16.0
Energy/Minerals                                        16.6

*Includes "Cash and other assets less liabilities" of 5.8%.

Relative Performance
-------------------------------------------------------------------
                       2nd quarter     Year to date    Last 12 mos.
                              1999
Acorn USA                     17.5%             8.3%           0.7%
Russell 2000                  15.6%             9.3%           1.5%
Lipper Small-Cap
Funds Avg.                    15.6%             8.6%           1.9%
S&P MidCap 400                14.2%             6.9%           17.2%
S&P 500                       7.1%              12.4%          22.8%

Net Asset Value Per Share 6/30/99: $15.98
-----------------------------------------

The Value of a $10,000 Investment in Acorn USA
--------------------------------------------------------
       .September 4, 1996 through June 30, 1999

[PERFORMANCE GRAPH APPEARS HERE]

Date                  Accorn USA ($)     Russel 2000 ($)
----                  --------------     ---------------
09/04/96                      10,000              10,000
09/30/96                      10,720              10,360
12/31/96                      11,650              10,899
03/31/97                      11,480              10,335
06/30/97                      13,320              12,011
09/30/97                      15,340              13,798
12/31/97                      15,413              13,335
03/31/98                      17,401              14,678
06/30/98                      17,525              13,993
09/30/98                      14,151              11,174
12/31/98                      16,305              12,997
03/31/99                      15,016              12,292
06/30/99                      17,650              14,203


        Average Annual Total Return
                        1 Year  Life of Fund
                        0.7%    22.3%

     This graph compares the results of $10,000 invested in Acorn USA on September 4, 1996, (the date Fund shares were first offered to the public), with all dividends and capital gains reinvested, to the Russell 2000 Index.
     The Russell 2000 is formed by taking the 3,000 largest U.S. companies and then eliminating the largest 1,000, leaving a market capitalization-weighted index of 2,000 small companies. The Lipper Small-Cap Funds Average, which includes Acorn USA, is an average of all U.S. small-cap funds tracked by Lipper, which consisted of 789, 777 and 698 funds for the second quarter, 6- and 12-month periods above. The S&P MidCap 400 is a market value-weighted index of 400 stocks that are in the next tier down from the S&P 500. The S&P 500 is a broad market-weighted average of U.S. blue-chip companies. All indexes are unmanaged and returns include reinvested dividends.
     Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

Acorn International
       .In a Nutshell

[PHOTO APPEARS HERE]

These results are no flash-in-the-pan. Whether you look at the last twelve months or the trailing five years, your Fund's performance numbers rank in the top-quintile of all international equity funds followed by Lipper.

Your Fund is flying. Acorn International was up 15.5% in the second quarter. This is 9.3% better than the EMI Index and 9.9% above the Lipper International Funds Index, and nearly 2% ahead of the Lipper International Small Cap Funds Index for the three months. It even beats the S&P 500 by 8.4% (diversification finally pays!). These results are no flash-in-the-pan. Whether you look at the last twelve months or the trailing five years, your Fund's performance numbers rank in the top-quintile of all international equity funds followed by Lipper. For the one- and five-year periods ended June 30, 1999, the Fund ranked 84 out of 638 funds and 35 out of 200 funds, respectively./1/

    Contractors for
                       Hire
Electronics companies love to design and market products. Making them is more of a challenge in today's world. Many of the best brand names outsource the manufacturing function to specialist contractors known as EMS (electronic manufacturing services) companies. Two of our Singapore EMS holdings, Venture Manufacturing and Natsteel Electronics, work for Hewlett Packard, Apple, Sony, Cisco and others, making items such as computers, servers and disk drives. Both sides win. The customer lowers production costs and frees up capital, while the EMS provider earns a high return by running its facilities efficiently. No wonder these stocks are growing earnings yearly in excess of 25%.

     How did we do it? The short answer, this quarter, is Singapore. The local Straits Times Index had a fabulous run, up 46% in U.S. dollars since the end of March. Our five stock picks in that market did even better, rising a stellar 93% over the same period. Best of all, they were BIG holdings, generating a combined $93 million in profits for shareholders in three months. Credit goes to Roger Edgley, our director of International Research and Asian equity specialist, who identified Singapore as the place to hide during the regional meltdown. Secondary credit goes to that old-fashioned virtue, patience. We first bought Star Cruises in the summer of 1993 and Venture Manufacturing in the spring of 1995. We added to both positions at the depths of the crisis, between June and September of last year, at prices in excess of 75% below where the stocks sell today. Datacraft Asia and Natsteel Electronics are newer positions, initially appearing in the portfolio around 18 months ago. What all these stocks have in common is: (1) Roger identified them all as quality companies with top-flight management; and (2) we put fresh money into them when they were deeply out of favor. That defines long-term investing to us.

     We wrote in the last quarterly report that the outlook for foreign investing was improving. Small-cap stocks are leading the charge, after two years of lagging their large-cap peers by double digits. According to the Salomon Smith Barney indexes, equities outside the United States with market capitalizations below $1 billion are up 14.7% year-to-date versus a gain of 4.7% for those with market capitalizations above $5 billion. Patience wins again.


/s/ Leah Joy Zell
Leah Joy Zell
Lead Portfolio Manager


/s/ Margaret M. Forster
Margaret M. Forster
Co-Portfolio Manager

/1/ This ranking represents a combination of the Lipper International Small Cap Funds category and the Lipper International Funds category for the 1- and 5-year periods ended June 30. The two categories were combined to show how Acorn International performed among the broadest universe of international funds. The ranking was calculated by Wanger Asset Management, L.P., Acorn International's investment adviser, assigning a rank to the average annual total return of each fund in the International Small Cap Funds and International Funds categories, on a combined basis (the best-performing fund received a rank of 1 and the worst received a rank of 638, or 200, respectively, for the 1- and 5-year periods). The percentile rank was calculated by dividing Acorn International's 1- and 5-year rank (84 and 35, respectively) by the total number of funds for the 1- and 5-year periods (638 and 200, respectively). This produced a rank of 13.2% and 17.5%, respectively, for Acorn International, placing it in the combined categories top quintile.

 .Performance at a Glance


Acorn International
        Information


Ticker Symbol:                          ACINX
Minimum
   Initial Investment:                  $1,000
                                        $1,000 for an IRA
Minimum
   Subsequent Investment:               $  100
Exchange Fee:                             None
Management Fee*:                          0.82%
12b-1 Fee:                                None
Other Expenses:                           0.30%
Total Expense Ratio*:                     1.12%

*Fees and expenses are for the fiscal year ended
December 31, 1998.

Fund Net Assets as of 6/30/99: $1,883.1 million
-----------------------------------------------
       .Acorn International Top 10 Holdings

WM Data                                      Sweden              3.3%
Computer Services/Consulting

Tieto Corporation                            Finland             3.3%
Computer Services/Consulting

Venture Manufacturing                        Singapore           2.7%
Electronic Manufacturing Services

Serco Group                                  United Kingdom      2.5%
Facilities Management

NTL                                          United Kingdom      2.3%
Voice, Video & Data Services

Star Cruises                                 Singapore           2.2%
Cruise Line

Atos                                         France              2.2%
Computer Services/Transaction Processing

Datacraft Asia                               Singapore           2.1%
Network Systems Integration

Li and Fung                                  Hong Kong           1.9%
Sourcing of Consumer Goods

Rhoen Klinikum                               Germany             1.9%
Hospital Management

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.


Acorn International Portfolio Diversification
------------------------------------------------
       .as a % of net assets, as of 6/30/99



Health Care          5.0%

Energy/Minerals      2.7%

Other*              10.0%

Finance              7.0%

Information         42.2%

Industrial
Goods/Services      12.4%

Consumer
Goods/Services      20.7%

*Includes "Cash and other assets less liabilities" of 5.6%


Relative Performance
-----------------------------------------------------------------------------
                                2nd quarter     Year to date    Last 12 mos.
                                       1999
Acorn International                15.5%            16.8%           11.9%
EMI (World ex-U.S.)                 6.2%             7.7%            3.4%
IFCI Composite                     23.8%            37.3%           27.0%
Lipper Int'l Small-Cap
  Funds Index                      13.6%            17.8%            7.8%
Lipper Int'l Funds Index            5.6%             6.9%            4.0%

Net Asset Value Per Share 6/30/99: $24.17
-----------------------------------------


The Value of a $10,000 Investment in Acorn International
--------------------------------------------------------
   .September 23, 1992 through June 30, 1999

[PERFORMANCE GRAPH APPEARS HERE]

Acorn Int'l                   $ 27,574
EMI (World ex-U.S.)           $ 16,839
Date                          Acorn Int'l ($)
----                          ---------------
1992                          10,690
1993                          15,940
1994                          15,334
1995                          16,703
1996                          20,133
1997                          20,170
1998                          23,305
3/31/99                       23,574
6/30/99                       27,222
Average Annual Total Return
1 year         5 years         Life of Fund
 11.9%          11.9%             15.9%


This graph compares the results of $10,000 invested in Acorn International on September 23, 1992 (the date Fund shares were first offered to the public), with all dividends and capital gains reinvested, with the EMI (World ex-U.S.).

        EMI is Salomon Brothers' index of the bottom 20% of institutionally investable capital of countries, as selected by Salomon, excluding the U.S. The IFCI Composite is the International Finance Corporation's index of 31 emerging markets, which weights securities according to their market capitalization after adjusting for shares held by other constituents in the index. The Lipper International Small-Cap Funds Index measures the performance of the 10 largest International small-cap funds tracked by Lipper, which includes Acorn International. The Lipper International Funds Index measures the performance of the 30 largest non-U.S. small-cap funds tracked by Lipper. All indexes are unmanaged and returns include reinvested dividends.

        Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

Acorn Fund
        .In a Nutshell


[PICTURE APPEARS HERE]

It finally happened--small stocks outperformed blue-chip stocks in the second quarter. Acorn Fund was up 15.8% for the quarter, double the return of the S&P 500, and slightly ahead of the small-cap Russell 2000 Index.

        We had been complaining about small caps underperforming large caps. While we were whining, we were actively swapping some of our winners that had become mid-caps, into small caps, which were better values. We bought about $300 million of small stocks in the second quarter.

        Most of our largest-percentage winners in the quarter were stocks with cap sizes under $1 billion. Magellan Health, a managed-care company, jumped a robust 137%, while Gadzooks, a retail speciality store for young adults, surprised us by more than doubling. Electronics distributors Kent Electronics and Pioneer Standard rose 99% and 84%, respectively. AirNet Systems soared 93%. Employee timeclock company Kronos clocked an 86% move.

        Fears about Asia subsided in the quarter. Singapore-based Star Cruises sailed to a 145% gain and Natsteel Electronics zapped a 61% return. Independent power producer AES, which had dropped due to fears about Asian contracts, provided an electrifying 56% rise.

        Our Internet-related stocks were hot. Softbank, a Japanese-based company featured in our 1998 annual report, netted an 80% return, while information provider InfoUSA doubled.

        We are continuing to find and buy great small-cap companies and we believe these companies have the potential to deliver long-term rewards.


     A Towering
                Landlord

We like companies that benefit from the declining costs of electronics. For example, Acorn Fund was an early owner of cellular telephone companies at a time when cell phone prices plunged as much as 90%. A play on this theme is the recently purchased Pinnacle Holdings that controls valuable real estate in the form of broadcasting towers. Competition to provide wireless phone service in urban areas is robust. Since all cellular phone companies need towers to broadcast their signals to provide service, and since zoning restricts new tower construction, Pinnacle Holdings stands to benefit as more competitors build wireless systems. Its stock rose 62% last quarter.

Acorn Fund was up 15.8% for the quarter, double the return of the S&P 500, and slightly ahead of the small-cap Russell 2000 Index.


/s/ Ralph Wanger                             /s/ Charles P. McQuaid

Ralph Wanger                                 Charles P. McQuaid
Lead Portfolio Manager                       Co-Portfolio Manager

 .Performance at a Glance


        Acorn Fund
                  Information

Ticker Symbol:           ACRNX
Minimum
  Initial Investment:    $1,000
                         $1,000 for an IRA
Minimum
  Subsequent Investment: $100
Exchange Fee:            None
Management Fee*:         0.69%
12b-1 Fee:               None
Other Expenses:          0.15%
Total Expense Ratio*:    0.84%

*Fees and expenses are for the fiscal year ended December 31, 1998.


Fund Net Assets as of 6/30/99: $3,406.1 million
--------------------------------------------------------------------
        .Acorn Fund Top 10 Holdings

Liberty Media Group, AT&T                                   2.8%
Cable Programming

National Data                                               2.3%
Credit Card & Health Claims Processor

AES Corporation                                             2.2%
Power Plants

Carnival                                                    2.1%
Largest Cruise Line

Harley Davidson                                             2.0%
Motorcycles & Related Materials

Lincare Holdings                                            1.9%
Home Health Care Services

RCN                                                         1.8%
Metro Market: Voice, Video & Internet Services

Solectron                                                   1.7%
Electronic Manufacturing Services

NTL                                                         1.6%
Voice, Video & Data Services

Americredit                                                 1.5%
Auto Lending


The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.


Acorn Fund Portfolio Diversification
-----------------------------------------------
        .as a % of net assets, as of 6/30/99

Other*                         8.8%

Health Care                    6.0%

Energy/Minerals                9.0%

Information                   30.3%

Industrial Goods/Services      9.6%

Consumer Goods/Services       14.6%

Finance                       10.0%

Foreign                       11.7%

*Includes "Cash and other assets less liabilities" of 4.0%.

Relative Performance
-----------------------------------------------------------------
                 2nd quarter     Year to date    Last 12 mos.
                    1999
Acorn Fund          15.8%           11.6%           6.0%
S&P 500              7.1%           12.4%          22.8%
Russell 2000        15.6%            9.3%           1.5%
Lipper Small Cap
Funds Index         14.9%            9.4%           1.9%
S&P MidCap 400      14.2%            6.9%          17.2%

Net Asset Value Per Share 6/30/99: $18.59
-----------------------------------------

The Value of a $10,000 Investment in Acorn Fund
-------------------------------------------------
    .June 10, 1970 through June 30, 1999


[PERFORMANCE GRAPH APPEARS HERE]

                                  Acorn Fund     S & P 500
                                                 ---------
                                   $901,804       $537,999


Date          Acorn Funds ($)     S & P ($)
----          ---------------     ---------
1970          $ 13,587             $ 12,676
1974            10,691               10,816

1978            31,777               18,200

1982            68,208               33,054
1986           136,843               67,295
1990           183,674              105,386
1994           411,750              165,032
1998           807,685              478,724
3/31/99        778,925              502,576
6/30/99        901,844              537,999

Average Annual Total Return

1 year     5 years   10 years     Life of Fund
-8.7%      13.1%      15.0%          16.3%



This graph compares the results of $10,000 invested in Acorn Fund on June 10, 1970 (the date Fund shares were first offered to the public), with the S&P 500 Stock Index with dividends reinvested.

        The S&P 500 is a broad market-weighted average of U.S. blue-chip companies. The Russell 2000 is formed by taking the 3,000 largest U.S. companies and then eliminating the largest 1,000, leaving a market capitalization-weighted index of 2,000 small companies. The Lipper Small Cap Funds Index, which includes Acorn Fund, measures the performance of the 30 largest U.S. small-cap funds tracked by Lipper. The S&P MidCap 400 is a market value-weighted index of 400 stocks that are in the next tier down from the S&P 500. All indexes are unmanaged and returns include reinvested dividends.

        Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

Acorn Twenty Fund
    .Major Portfolio Changes in the Second Quarter

                                 Number of Shares Held
                               -------------------------
                               3/31/99          6/30/99
Additions
--------------------------------------------------------
      Information
Acxiom                           78,000         105,000
H & R Block                      50,000          63,000
Keane                                 0         100,000
National Data                         0          72,000
PRIMEDIA                        200,000         235,800
Sterling Commerce                40,000          65,000

--------------------------------------------------------
      Consumer Goods/Services
Herman Miller                         0          63,800
Jones Apparel                    39,000          65,000

--------------------------------------------------------
      Finance
SEI Investments                       0          31,500
UICI                                  0         120,000

--------------------------------------------------------
      Industrial Goods/Services
ServiceMaster                   105,000         170,000
--------------------------------------------------------
      Real Estate
The Rouse Company                     0         116,000

Sales
--------------------------------------------------------
      Information
Concord EFS                      66,500               0
RCN                             101,000          82,000
--------------------------------------------------------
      Health Care
First Health                    110,000               0
Lincare Holdings                 80,000          59,700
McKesson HBOC                    36,000               0

--------------------------------------------------------
      Consumer Goods/Services
Harley-Davidson                  24,000               0

--------------------------------------------------------
      Industrial Goods/Services
Expeditors Int'l of Washington   55,000               0
  (includes effect of 2 for 1
    stock split)

Acorn Twenty
    .Statement of Investments (unaudited) June 30, 1999

Number of Shares                               Value (000)
----------------------------------------------------------

                                      Common Stocks: 95.5%
----------------------------------------------------------
Information: 44.0%
             .Television Programming:  4.8%

   82,000    Liberty Media Group, AT&T (b)       $   3,014
                Cable Programming

             .Telephone Services:      5.4%

   82,000    RCN (b)                                 3,413
             Metro Market: Voice, Video &
             Internet Services

             .Mobile Communications:   5.9%

   51,000    Telephone & Data Systems                3,726
             Cellular & Telephone Franchises

             .Transaction Processors:  4.9%

   72,000    National Data                           3,078
             Credit Card & Health Claims
             Processor

             .Computer Services:       3.6%

  100,000    Keane (b)                               2,262
             Application Development
             & Maintenance Services

             .Business Software: 3.8%

   65,000    Sterling Commerce (b)                   2,373
             Electronic Commerce Software
             & Services

             .Business Information/
              Marketing Services/
              Publishing:             15.6%

  235,800    PRIMEDIA (b)                            3,994
             Specialty Magazines &
             Other Publications

   63,000    H & R Block                             3,150
             Tax Preparation

  105,000    Acxiom (b)                              2,618
             Database Marketing Services
----------------------------------------------------------
                                                     9,762
                                                  --------
Information: Total                                  27,628

----------------------------------------------------------
Health Care: 2.4%

             .Services: 2.4%

   59,700    Lincare Holdings (b)                    1,493
             Home Health Care Services
                                                  --------
Health Care: Total                                   1,493

----------------------------------------------------------
Consumer Goods/Services:  9.9%

             .Cruise Lines: 4.2%

   60,400    Royal Caribbean Cruises                 2,643
             Cruises to Caribbean & Alaska

             .Furniture & Manufacturers: 5.7%
   65,000    Jones Apparel (b)                       2,230
             Women's Apparel

   63,800    Herman Miller                           1,340
             Office Furniture
----------------------------------------------------------
                                                     3,570
                                                  --------
Consumer Goods/Services: Total                       6,213

Principal Amount or
Number of Shares                               Value (000)
----------------------------------------------------------
----------------------------------------------------------
Finance: 19.5%

             .Finance Companies: 6.5%
  255,000    Americredit (b)                     $   4,080
             Auto Lending

             .Money Management: 4.4%
   31,500    SEI Investments                         2,780
             Mutual Fund Administration

             .Insurance: 8.6%
  120,000    UICI (b)                                3,315

             Insurance/Specialty Finance

   14,100    Progressive                             2,044
             Auto Insurance
----------------------------------------------------------
                                                     5,359
                                                  --------
Finance: Total                                      12,219

----------------------------------------------------------
Industrial Goods/Services: 5.1%

             .Other Industrial Services: 5.1%

  170,000    ServiceMaster                           3,188
             Facilities Management
                                                  --------
Industrial Goods/Services: Total                     3,188

----------------------------------------------------------
Energy/Minerals: 9.9%

             .Independent Power: 9.9%

   56,000    AES Corporation (b)                     3,255
             Power Plants

   85,000    MidAmerican Energy                      2,943
             Growth Utility

Energy/Minerals: Total                               6,198

----------------------------------------------------------

Real Estate: 4.7%

  116,000    The Rouse Company                       2,943
             Regional Shopping Malls

                                                  --------
Total Common Stocks:  95.5%                         59,882
            (Cost: $49,893)

Short-Term Obligations: 7.5%
            Yield 4.85% - 5.10%  Due 7/1 - 7/2/99
    $2,783  Pru Funding                              2,783
    $1,884  Commercial Credit                        1,884
----------------------------------------------------------
                (Amortized Cost: $4,667)             4,667

Total Investments: 103.00%                          64,549

                (Cost:  $54,560)

Cash and Other Assets less Liabilities: (3.0%)      (1,865)
                                                  --------
Total Net Assets: 100%                             $62,684
----------------------------------------------------------

 .Notes to Statement of Investments
(a) At June 30, 1999, for federal income tax purposes cost of investments was $54,676,000 and net unrealized appreciation was $9,873,000, consisting of gross unrealized appreciation of $10,638,000 and gross unrealized depreciation of $765,000.
(b) Non-income producing security.

Acorn Foreign Forty
    >Major Portfolio Changes in the Second Quarter

                                       Number of Shares
                                  -------------------------
                                   3/31/99         6/30/99

Additions
----------------------------------------------------------
      Europe
 .Germany
Rhoen Klinikum                       3,000          10,000
Stinnes                                  0          49,500

 .Sweden
Netcom                                   0          30,000

 .Finland
Tieto Corporation                   14,000          20,000

 .France
Atos                                 5,000          13,000
SITA                                 2,000           5,000

 .United Kingdom
Energis                             10,000          35,000
NFC                                      0         250,000
SSL International                        0          90,000
WPP Group                                0          10,000

 .Italy
Banca Fideuram                           0         150,000
Mediolanum                               0          70,000
Olivetti                                 0         170,000
Saipem                                   0         150,000
SEAT Pagine Gialle                 200,000         600,000

 .Spain
Mapfre Vida                         12,000          40,000

 .Netherlands
Getronics                           10,000          30,064

----------------------------------------------------------
        Asia

 .Hong Kong
SmarTone Telecom                   149,900         324,900

 .Japan
Nintendo                             2,500          10,000

        Other Countries
 .Canada
Power Financial                      7,000          40,000

 .United States
Azurix                                   0          30,000
MIH                                      0          35,000

Sales
----------------------------------------------------------
      Europe

 .Finland
Helsinki Telephone                  15,000               0

 .United Kingdom
Newsquest                          150,000               0

 .Netherlands
Kon Pakhoed                         30,000               0

Acorn Foreign Forty
        .Statement of Investments (unaudited) June 30, 1999


Number of Shares                                  Value (000)
-------------------------------------------------------------
                                         Common Stocks: 91.8%
-------------------------------------------------------------
Europe: 63.0%
           .Germany: 6.3%
    12,000 MobilCom                                    $1,074
           Telecommunication Services
    10,000 Rhoen Klinikum                                 995
           Hospital Management
    49,500 Stinnes (b)                                    771
           Freight Forwarder
-------------------------------------------------------------
                                                        2,840

           .Denmark: 1.2%
    10,000 ISS International System (b)                   535
           Cleaning Services

           .Sweden: 2.2%
    30,000 Netcom  (b)                                  1,009
           Telecommunication Services

           .Finland: 1.8%
    20,000 Tieto Corporation                              833
           Computer Services/Consulting

           .France: 5.4%
    13,000 Atos (b)                                     1,327
           Computer Services/Transaction Processing
     5,000 SITA                                         1,131
           Waste Hauling & Landfills
-------------------------------------------------------------
                                                        2,458

           .United Kingdom: 20.8%
   225,000 Bodycote                                     1,406
           Materials Technology & Metal Processing
    15,000 NTL (b)                                      1,293
           Voice, Video & Data Services
    90,000 SSL International                            1,038
           Medical & Footcare Products
    80,000 Hays                                           843
           Outsourcing Services
    35,000 Energis (b)                                    835
           Telecommunication Services
   250,000 NFC                                            830
           Logistics & Moving Services
   100,000 Airtours                                       798
           Packaged Tour Vacations
    30,000 Serco Group                                    676
           Facilities Management
    60,000 Logica                                         629
           Computer Services/Consulting
   200,000 Smith & Nephew                                 608
           Medical Equipment & Supplies
    35,000 Sema Group                                     338
           Computer Software & Services
    10,000 WPP Group                                       85
           Advertising
-------------------------------------------------------------
                                                        9,379

           .Switzerland: 3.7%
       600 Pargesa $                                      911
           Industrial & Media Conglomerate
       390 Cie Fin Richemont                              750
           Luxury Goods, Tobacco & Pay TV
-------------------------------------------------------------
                                                        1,661
-------------------------------------------------------------
           .Italy: 9.4%
   150,000 Banca Fideuram                                 874
           Life Insurance & Mutual Funds
   600,000 SEAT Pagine Gialle                             820
           Yellow Pages Publishers
    42,000 Editoriale L'Espresso                          680
           Newspapers & Magazines
   150,000 Saipem                                         599
           Offshore Construction
    70,000 Mediolanum                                     538
           Life Insurance & Mutual Funds
   170,000 Olivetti                                       408
           Telecommunication Services
    30,000 Autogrill Finanziari                           309
           Tollway Restaurants
-------------------------------------------------------------
                                                        4,228

           .Spain: 6.4%
    40,000 Mapfre Vida                                  1,143
           Life Insurance & Mutual Funds
    90,000 Indra Sistemas                                 970
           Computer Services
    15,000 Aguas de Barcelona                             781
           Water Utility
-------------------------------------------------------------
                                                        2,894

           .Netherlands: 5.8%
    30,064 Getronics                                    1,156
           Computer Services
    30,487 Hunter Douglas                               1,047
           Decorative Window Coverings
     6,501 ASR Verzekeringsgroep                          429
           Insurance
-------------------------------------------------------------
                                                        2,632
                                                       ------
Europe: Total                                          28,469
-------------------------------------------------------------
Asia: 16.1%
           .Hong Kong: 2.6%
   324,900 SmarTone Telecom                             1,156
           Mobile Telecommunications

           .Japan: 11.6%
     7,000 Softbank                                     1,417
           Internet Services/Investment Holding
    10,000 Nintendo                                     1,405
           Video Games
    45,000 NuSkin Enterprises (b)                         897
           Personal Care/Herbal Products
    60,000 Olympus Optical                                887
           Photographic & Medical Equipment
     6,000 Takefuji                                       620
           Unsecured Consumer Loans
-------------------------------------------------------------
                                                        5,226

Acorn Foreign Forty
        .Statement of Investments, continued


Number of Shares                                              Value (000)
-------------------------------------------------------------------------
           .Singapore: 1.9%
   200,000 Natsteel Electronics                                  $    875
           Electronic Manufacturing Services
                                                                 --------
Asia: Total                                                         7,257
-------------------------------------------------------------------------
Other Countries: 12.7%
           .Canada: 6.4%
    65,000 Canadian Natural Resources  (b)                          1,274
           Oil & Gas Producer
    20,000 Celestica  (b)                                             861
           Electronic Manufacturing Services
    40,000 Power Financial                                            757
           Financial Services Holding Company
-------------------------------------------------------------------------
                                                                    2,892
           .Israel: 1.5%
    30,000 Amdocs  (b)                                                683
           Telecommunications Billing & Customer Care Software
-------------------------------------------------------------------------

           .United States: 4.8%
    35,000 MIH  (b)                                              $    928
           Pay-TV
     8,000 Global TeleSystems  (b)                                    648
           Telecommunication Services
                                                                 --------
    30,000 Azurix  (b)                                                600
           Owner & Operator of Water Utilities
                                                                    2,176
                                                                 --------
    Other: Total                                                    5,751
                                                                 --------
Total Common Stocks: 91.8%                                       $ 41,477
           (Cost:  $36,773)
Short-Term Obligations: 6.5%

$2,935,000 American General Corp                                    2,935
           5.00% Due 7/1/99
           (Amortized Cost:  $2,935)
                                                                 --------
Total Investments: 98.3%                                           44,412
           (Cost:  $39,708)
                                                                 --------
Cash and Other Assets Less Liabilities: 1.7%                          785
                                                                 --------
Total Net Assets: 100%                                           $ 45,197

F40
-----------------------------------------------------------------------------
 .Notes to Statement of Investments
(a) At June 30, 1999, for federal income tax purposes cost of investments was $39,708,000 and net unrealized appreciation was $4,704,000 consisting of gross unrealized appreciation of $5,864,000 and gross unrealized depreciation of $1,160,000.
(b) Non-income producing security.

Acorn Foreign Forty
        .Portfolio Diversification


At June 30, 1999, the Fund's portfolio of investments as a percent of net assets was diversified as follows:

                                       Value (000)      Percent
---------------------------------------------------------------

 .Information
Telephone Services                     $     5,542        12.3%
Computer Services                            4,283         9.6
CATV                                         2,221         4.9
Publishing                                   2,097         4.6
Business Information                           970         2.1
Contract Manufacturing                         875         1.9
Business Software                              683         1.5
Mobile Communications                          408         0.9
Advertising                                     85         0.2
---------------------------------------------------------------
                                            17,164        38.0
 .Health Care
Health Services                              1,038         2.3
Hospital Management                            995         2.2
Medical Equipment                              887         2.0
Hospital/Laboratory Supplies                   608         1.3
---------------------------------------------------------------
                                             3,528         7.8
 .Consumer Goods/Services
Consumer Software                            1,405         3.1
Durable Goods                                1,047         2.3
Nondurables                                    897         2.0
Travel                                         798         1.8
Entertainment                                  750         1.7
Restaurants                                    309         0.6
---------------------------------------------------------------
                                             5,206        11.5
 .Finance
Finance Companies                            2,169         4.8
Insurance                                    1,572         3.5
Closed-End Funds                               911         2.0
Savings & Loans                                620         1.4
---------------------------------------------------------------
                                             5,272        11.7
 .Industrial Goods/Services
Outsourcing Services                   $     2,054         4.5%
Industrial Materials                         1,406         3.1
Electrical Components                          861         1.9
Industrial Services                            771         1.8
---------------------------------------------------------------
                                             5,092        11.3
 .Energy/Minerals
Oil/Gas Producers                            1,274         2.8
Oil Services                                   599         1.3
---------------------------------------------------------------
                                             1,873         4.1
 .Other Industries
Regulated Utilities                          1,381         3.1
Waste Management                             1,131         2.5
Transportation                                 830         1.8
---------------------------------------------------------------
                                             3,342         7.4
                                       ------------------------

Total Common Stocks:                        47,477        91.8

                                       ------------------------
Short-Term Obligations:                      2,935         6.5

                                       ------------------------
Total Investments:                          44,412        98.3

Cash and Other Assets less
                                       ------------------------
   Liabilities:                                785         1.7

                                       ------------------------
Net Assets:                            $    45,197       100.0%
---------------------------------------------------------------

Acorn USA
     .Major Portfolio Changes in the Second Quarter

                                              Number of Shares
                                              ----------------
                                         3/31/98             6/30/99
Additions
--------------------------------------------------------------------
      Information
Computer Task Group                            0             119,000
IMR Global                                     0              50,000
National Data                            239,300             278,300
PRIMEDIA                                       0             169,000
Telephone & Data Systems                       0             120,000
Young Broadcasting                             0              22,500
--------------------------------------------------------------------
        Health Care
Magellan Health Services                 540,000             811,100
--------------------------------------------------------------------
      Consumer Goods/Services
Gadzooks                                       0             355,000
NuSkin Enterprises                             0             158,000
Whole Foods Market                        30,000              74,000
--------------------------------------------------------------------
      Finance
UICI                                     354,700             580,700
Americredit                              407,000             543,500
Chittenden                                     0              91,600
Protective Life                                0              57,000
TCF Financial                                  0              33,000
Texas Regional Bancshares                      0              34,000
--------------------------------------------------------------------
      Industrial Goods/Services
Labor Ready                               95,000             131,000
--------------------------------------------------------------------
      Energy/Minerals
MidAmerican Energy                       684,400             855,400
--------------------------------------------------------------------
      Real Estate
The Rouse Company                              0              47,000

Sales
--------------------------------------------------------------------
      Information
Commonwealth Telephone                    55,500                   0
Information Management                    21,600                   0
InfoUSA                                  154,400              26,800
Kronos                                   166,650             148,500
Liberty Media, AT&T                       71,000                   0
Micros Systems                           518,500             491,000
Playboy Enterprises                       31,800                   0
RCN                                      434,700             205,700
Sykes Enterprises                        353,500             296,500
Systems & Computer Technology            210,400             170,400
TV Guide                                 258,000             187,000
--------------------------------------------------------------------
      Health Care
CuraGen                                   27,000                   0
--------------------------------------------------------------------
      Finance
AmerUs Life Holdings                     184,500              93,500
Washington Mutual                         66,400                   0
--------------------------------------------------------------------
      Industrial Goods/Services
Schnitzer Steel                           77,300              27,300
--------------------------------------------------------------------
      Energy/Minerals
J Ray McDermott                           35,000                   0

Acorn USA
    .Statement of Investments (unaudited) June 30, 1999

Number of Shares                                              Value (000)
-------------------------------------------------------------------------
                                                     Common Stocks: 94.2%
-------------------------------------------------------------------------
Information: 34.3%

             .Broadcasting: 2.2%
   209,100   Data Transmission Network (b)                        $ 5,881
             Data Services for Farmers
    22,500   Young Broadcasting (b)                                   958
             Television Stations
-------------------------------------------------------------------------
                                                                    6,839
             .Television Programming: 2.2%
   187,000   TV Guide (b)                                           6,849
             TV Program Guides & Programming

             .Telephone Services: 2.7%
   205,700   RCN (b)                                                8,562
             Metro Market: Voice, Video & Internet Services

             .Mobile Communications: 4.0%
   120,000   Telephone & Data Systems                               8,768
             Cellular & Telephone Franchises
   121,800   COMARCO (b)                                            2,413
             Wireless Network Testing
    50,000   Pinnacle Holdings (b)                                  1,225
             Towers for Cellular, PCS, & Paging
-------------------------------------------------------------------------
                                                                   12,406
             .Telecommunications Equipment: 1.2%
   377,100   Aspect Telecommunications (b)                          3,677
             Call Center Equipment

             .Gaming Equipment: 0.9%
   146,000   International Game Technology                          2,701
             Slot Machines & Progressive Jackpots

             .Computer Services: 4.4%
   296,500   Sykes Enterprises (b)                                  9,896
             Call Center Services
   119,000   Computer Task Group                                    2,023
             Application Development & Staffing Services
   534,700   Aztec Technology Partners (b)                          1,003
             Technology Staffing Services
    50,000   IMR Global (b)                                           963
             Application Development & Maintenance Services
-------------------------------------------------------------------------
                                                                   13,885
             .Consumer Software: 0.4%
   75,500    Activision (b)                                         1,099
             Entertainment Software

             .Business Software: 1.4%
  170,400    Systems & Computer Technology (b)                      2,481
             Enterprise Software & Services
  214,000    JDA Software (b)                                       1,993
             Applications/Software & Services for Retailers
-------------------------------------------------------------------------
                                                                    4,474
             .Transaction Processors: 3.8%
  278,300    National Data                                         11,897
             Credit Card & Health Claims Processor

             .Business Information/
             Marketing Services: 3.6%
  206,000    CACI International (b)                                 4,635
             Technology Services for Government
  483,100    IntelliQuest Information (b)                         $ 3,623
             Technology/Market Research
  169,000    PRIMEDIA                                               2,862
             Specialty Magazines & Other Publications
   26,800    InfoUSA (b)                                              228
             Business Data for Sales Leads
-------------------------------------------------------------------------
                                                                   11,348
             .Computer Hardware/
             Related Systems: 7.5%
  491,500    Micros Systems (b)                                    16,711
             Information Systems for Restaurants & Hotels
  148,500    Kronos (b)                                             6,757
             Labor Management Solutions
-------------------------------------------------------------------------
                                                                   23,468
                                                                  -------
Information: Total                                                107,205

-------------------------------------------------------------------------
Health Care: 8.2%

             .Biotechnology/Drug Delivery: 0.1%
   78,000    Synaptic Pharmaceuticals (b)                             371
             Receptor Targeted Drug Design

             .Services: 8.1%
   382,200   Lincare Holdings (b)                                   9,555
             Home Health Care Services
   811,100   Magellan Health Services (b)                           8,111
             Mental Health Services
   352,000   First Health (b)                                       7,590
             PPO Network
-------------------------------------------------------------------------
                                                                   25,256
                                                                  -------
Health Care: Total                                                 25,627
-------------------------------------------------------------------------
Consumer Goods/Services: 6.4%
             .Retail: 5.4%
   930,600   Host Marriott Services (b)                             7,561
             Fast Food Kiosks in Airports
   355,000   Gadzooks (b)                                           5,680
             Teen Apparel Retailer
   74,000    Whole Foods Market (b)                                 3,557
             Natural Food Supermarkets
-------------------------------------------------------------------------
                                                                   16,798
             .Non Durables: 1.0%
  158,000    NuSkin Enterprises (b)                                 3,150
             Personal Care/Herbal Products
                                                                  -------
Consumer Goods/Services: Total                                     19,948
-------------------------------------------------------------------------
Finance: 16.0%
             .Savings & Loans
  156,500    Coast Contingency Rights (b)                             166
             Litigation Claim Against US Government

             .Finance Companies: 3.7%
  543,500    Americredit (b)                                        8,696
             Auto Lending
  590,000    World Acceptance (b)                                   2,968
             Personal Loans
-------------------------------------------------------------------------
                                                                   11,664

Number of Shares                                              Value (000)
-------------------------------------------------------------------------
             .Money Management: 0.7%
   163,000   Phoenix Investment Partners                         $  1,406
             Mutual Fund & Pension Manager
    52,800   Pioneer Group (b)                                        911
             Equity Mutual Funds
-------------------------------------------------------------------------
                                                                    2,317
             .Banks: 1.5%
    91,600   Chittenden                                             2,862
             Vermont & West Massachusetts Bank
    34,000   Texas Regional Bancshares                                924
             TexMex Bank
    33,000   TCF Financial                                            920
             Great Lakes Bank
-------------------------------------------------------------------------
                                                                    4,706
             .Insurance: 10.0%
   580,700   UICI (b)                                              16,042
             Insurance/Specialty Finance
   392,100   Acceptance Insurance (b)                               5,906
             Crop Insurance
    13,800   Markel (b)                                             2,581
             Specialty Insurance
    93,500   AmerUs Life Holdings                                   2,524
             Annuities/Life Insurance
    93,000   Leucadia National                                      2,360
             Insurance Holding Company
    57,000   Protective Life                                        1,881
             Life/Dental Insurance
-------------------------------------------------------------------------
                                                                   31,294
                                                                 --------
Finance: Total                                                     50,147

-------------------------------------------------------------------------
Industrial Goods/Services: 11.8%
             .Steel: 0.6%
   119,000   Atchison Casting (b)                                   1,238
             Steel Foundries
    27,300   Schnitzer Steel                                          613
             Scrap Steel Processor
-------------------------------------------------------------------------
                                                                    1,851
             .Industrial Distribution: 0.4%
    70,000   Vallen (b)                                             1,120
             Safety Products Distribution
             .Machinery
    86,700   Farr (b)                                                 954
             Filters
             .Specialty Chemicals: 1.3%
   225,600   Lilly Industries, Cl. A                                4,188
             Industrial Coatings
             .Other Industrial Services: 9.2%
   402,500   Wackenhut, Cl. B                                       9,660
             Prison Management
   346,000   Hub Group (b)                                          7,763
             Truck & Rail Freight Forwarder


Principal Amount of
Number of Shares                                               Value (000)
--------------------------------------------------------------------------
   347,400   Insurance Auto Auctions (b)                         $  5,602
             Auto Salvage Services
   131,000   Labor Ready (b)                                        4,258
             Temporary Manual Labor
   186,900   Compass International Services (b)                     1,308
             Collection Agencies
-------------------------------------------------------------------------
                                                                   28,591
                                                                 --------
Industrial Goods/Services: Total                                   36,704
-------------------------------------------------------------------------
Energy/Minerals: 16.6%
             .Independent Power: 9.5%
   855,400   MidAmerican Energy                                    29,618
             Growth Utility
             .Oil/Gas Producers: 2.4%
   473,800   Tesoro Petroleum (b)                                   7,551
             Oil Refinery/Gas Reserves
             .Distribution/Marketing/Refining: 4.7%
   283,000   Atmos Energy                                           7,075
             Natural Gas Utility
   208,400   Dynegy                                                 4,246
             Natural Gas & Electric Processing & Marketing
    92,300   Equitable Resources                                    3,484
             Natural Gas Utility & Producer
-------------------------------------------------------------------------
                                                                   14,805
                                                                 --------
Energy/Minerals: Total                                             51,974
-------------------------------------------------------------------------
Real Estate: 0.9%
    47,000   The Rouse Company                                      1,193
             Regional Shopping Malls
    28,100   Gaylord Entertainment                                    843
             Opryland Hotel & Other Assets
    28,400   Forest City Enterprises Cl. A                            795
             Shopping Malls
-------------------------------------------------------------------------
                                                                    2,831
                                                                 --------
Real Estate: Total                                                  2,831

                                                                 --------
Total Common Stocks: 94.2%                                        294,436
             (Cost: $276,703)
Short-Term Obligations: 5.9%
             Yield 5.20% - 5.21% Due 7/1 - 7/2/99
    $9,328   Ford Motor Credit                                      9,328
    $9,236   Walmart                                                9,234
-------------------------------------------------------------------------
             (Amortized Cost $18,562)                              18,562
                                                                 --------
Total Investments: 100.1%                                         312,998
             (Cost $295,265)
                                                                 --------
Cash and Other Assets Less Liabilities: (0.1%)                      (331)
                                                                 --------
Total Net Assets: 100%                                           $312,667
-------------------------------------------------------------------------

--------------------------------------------------------------------------------
 .Notes to Statement of Investments
(a) At June 30, 1999, for federal income tax purposes cost of investments was $295,458,000 and net unrealized appreciation was $17,540,000, consisting of gross unrealized appreciation of $50,099,000 and gross unrealized depreciation of $32,559,000.
(b) Non-income producing security.
(c) On June 30, 1999, the Fund held 6.15% of the outstanding voting shares of IntelliQuest Information. The aggregate cost and value of investments in this company at June 30, 1999, was $5,147,000 and $3,623,000, respectively. The market value of this security represents 1.16% of the total net assets of the Fund at June 30, 1999. During the six months ended June 30, 1999, cost of purchases was $909,000. There were no proceeds from sales or dividends received from this company during the six months ended June 30, 1999.

Acorn International
        .Major Portfolio Changes in the Second Quarter


                                                 Number of Shares
                                             ------------------------
                                             3/31/99          6/30/99
Additions
---------------------------------------------------------------------
        Europe

 .Germany
Kamps                                              0          $47,400
Merck                                        150,000          175,000
MobilCom                                           0           30,000
(includes effect of a 3 for 1 stock split)
Sixt                                          50,000           70,000
Stinnes                                            0          400,000

 .Finland
Talentum                                   1,300,000        1,400,000

 .Sweden
Modern Times                                       0          350,000

 .France
Atos                                         360,000          400,000
Imetal                                             0           10,000
Penauille Polyservice                         15,000           18,500

 .United Kingdom
Baltimore Technologies                              0         300,000
Bodycote                                      650,000       1,750,000
(includes effect of a 5 for 2 stock split)
Esat Telecom (Ireland)                         75,000         205,000
Flextech                                            0         205,000
ITNET                                         250,000       1,240,000
Logica                                        500,000         600,000
NFC                                                 0       2,000,000
NTL                                           467,000         500,000
Ocean Group                                         0         300,000
Photobition Group                             665,000       1,860,000
Serco Group                                 2,000,000       2,100,000
SSL International                           1,000,000       1,250,000
(formerly known as Seton Scholl
Healthcare)

 .Italy
Class Editori                                       0       1,000,000
Saipem                                              0       1,250,000
SEAT Pagine Gialle                          2,000,000       4,000,000

 .Spain
Aguas de Barcelona                            100,000         125,000
Cortefiel                                     350,000         400,000

 .Netherlands
Kempen                                        400,000         420,000

 .Hungary
Gedeon Richter                                 80,000         100,000
Matav ADR                                           0          55,000

---------------------------------------------------------------------
        Asia
 .Hong Kong
SmarTone Telecom                            2,500,000       3,000,000

 .Japan
Aiful                                          13,000         120,000
Benesse                                             0          50,000
JAFCO                                               0         125,000
Kadokawa Shoten                                33,000          60,000
Nemic Lambda                                        0          48,000
Nintendo                                      130,000         144,000
NuSkin Enterprises                            310,000         400,000
OBIC                                           27,600          35,000
Orix                                          100,000         175,000
Otsuka Kagu                                    21,000          25,000
Taiyo Ink                                           0          65,000
Trans Cosmos                                   31,000          95,000

 .Taiwan
Chroma Ate                                  1,249,616       2,599,500
(includes effect of a 30% stock dividend)

 .Malaysia
Unisem                                              0         504,000

 .Thailand
United Broadcasting                                 0         885,900

 .South Korea
S1 Corporation                                 31,000          50,000

---------------------------------------------------------------------
        Latin America

 .Brazil
Embratel                                      250,000         620,000
Tele Sudeste Celular                                0         100,000

---------------------------------------------------------------------
        Other Countries

 .Australia
Computeshare                                        0         650,000
Ecorp                                               0       2,500,000
ERG                                                 0       6,500,000
Keycorp                                             0       2,000,000

 .Canada
Canadian Natural Resources                    500,000         700,000
Power Financial                               500,000         600,000
Penn West Petroleum                           350,000         500,000

 .Israel
Amdocs                                        200,000         420,000
ECI Telecom                                   225,000         300,000
Gilat Satellite Network                             0          25,000

 .South Africa
Dimension Data                              2,500,000       5,000,000

 .United States
Azurix                                              0         200,000
Global TeleSystems                             75,000         165,000
MIH                                                 0         375,000

                                                 Number of Shares
                                             ------------------------
                                             3/31/99          6/30/99
Sales
---------------------------------------------------------------------
        Europe

 .Germany
Berzelius Umwelt                              200,000               0
Boewe Systec                                   60,000               0
Cewe Color Holding                              8,000               0
United Global                                 250,000         140,000

 .Denmark
Carli Gry                                     150,000               0

 .Finland
Elcoteq Network                               770,000               0
Helsinki Telephone                            150,000               0

 .Sweden
Autoliv                                       295,000         250,000
Esselte, Series A                             400,000               0
WM Data Nordic                              1,830,000       1,650,000

 .United Kingdom
AEA Technology                                385,000               0
Airtours                                      700,000               0
N. Brown Group                              1,500,000               0
Newsquest                                     760,000               0
Premier Oil                                15,000,000               0
Parity                                        500,000               0
Shanks & McEwan                             2,000,000               0

 .Switzerland
Cie Fin Richemont                              20,000          12,500
Hero                                           13,000               0

 .Italy
Banca Pop Commercia e Industria               700,000         500,000
Banca Pop Di Bergamo                          250,000               0
Editoriale L' Espresso                      2,000,000       1,800,000
Gewiss                                        110,000               0
Industrie Natuzzi ADR                         300,000               0

 .Netherlands
ASR Verzekeringsgroep                         145,000               0
Getronics                                     560,000         500,000
Hunter Douglas                                300,000               0
Kon. Pakhoed                                  250,000               0
Wegener Arcade NV                             370,000               0

        Asia
---------------------------------------------------------------------
 .Hong Kong
Varitronix                                 10,000,000       5,000,000

 .Japan
Arrk                                          207,000               0
Fuji Software ABC                             210,000         150,000
Meitec                                         65,000               0
Nichii Gakkan                                  90,000          60,000
Nidec                                         125,000          75,000
Noritsu Koki                                  255,000               0
Ryohin Keikaku                                115,000         100,000
Secom                                          54,000               0
Shinki                                        218,000               0

 .Malaysia
Malaysian Oxygen                            1,595,000         576,000

 .Philippines
Int'l Container Terminal                   $8,750,000               0
   Services Cv. 1.75% 3/13/04

 .Singapore
Datacraft Asia                             10,000,000       9,000,000
Genting International                      16,900,000               0
Venture Manufacturing                       7,500,000       6,500,000

---------------------------------------------------------------------
        Latin America

 .Brazil
Elevadores Atlas                              470,000         380,000

---------------------------------------------------------------------
        Other Countries

 .South Africa
Comparex Holdings                           1,050,000               0

Acorn International
        .Statement of Investments (unaudited) June 30, 1999

Number of Shares                                                    Value (000)
-------------------------------------------------------------------------------

                                                        Common Stocks and Other
                                                  Equity-Like Securities: 94.4%
-------------------------------------------------------------------------------
Europe: 53.5%
                .Germany/Austria: 4.8%
       200,000  Rhoen Klinikum Pfd.                                 $   19,595
       160,000  Rhoen Klinikum                                          15,923
                Hospital Management
        7,100   EM.TV & Merchandising                                    9,995
                Children's Television Programming
       140,000  UnitedGlobalCom (b)                                      9,467
                Cable Television for Europe, Israel & Australia
        40,000  Fresenius, Pfd.                                          7,075
                Dialysis Equipment & Solutions
       165,000  Flughafen Wien (Austria)                                 6,924
                Vienna Airport Authority
       400,000  Stinnes (b)                                              6,229
                Freight Forwarder
       175,000  Merck KGA                                                5,692
                Pharmaceuticals
        70,000  Sixt                                                     4,894
                Automobile Rental/Leasing
        30,000  MobilCom                                                 2,685
                Telecommunication Services
        47,400  Kamps                                                    1,931
                Bakery Chain
-------------------------------------------------------------------------------
                                                                        90,410

                .Denmark: 0.5%
        75,000  ISS International System (b) (c)                         4,015
                Cleaning Services
        44,000  Kompan International                                     3,120
                Playground Equipment
        50,000  Vest Wood                                                3,031
                Furniture
-------------------------------------------------------------------------------
                                                                        10,166

                .Finland: 5.1%
     1,500,000  Tieto Corporation                                       62,497
                Computer Services/Consulting
     1,400,000  Talentum (c)                                            21,369
                Trade Journals & Internet Services
       500,000  Fiskars, Series A                                        8,714
                Scissors & Gardening Tools
       100,000  Spar Finland (c)                                         2,991
                Grocery/Convenience Stores
-------------------------------------------------------------------------------
                                                                        95,571

                .Norway: 0.1%
       654,750  Atex Media Solutions (b)                                 1,372
                Print Media Software

                .Sweden: 5.0%
     1,650,000  WM Data Nordic                                          62,879
                Computer Services/Consulting
       350,000  Modern Times (b)                                         7,595
                TV, Newspapers & Internet
       250,000  Autoliv                                                  7,562
                Seatbelts & Airbags

     1,000,000  Mandator                                            $    6,645
                Computer Services/Consulting
       950,000  Bure Investment                                          5,028
                Health Care Services & Investments
       135,000  IBS (b)                                                  3,041
                Enterprise Software
       250,000  Sigma                                                    1,941
                Technical Consulting
-------------------------------------------------------------------------------
                                                                        94,691

                .France: 4.7%
       400,000  Atos (b)                                                40,839
                Computer Services/Transaction Processing
        62,000  NRJ                                                     13,958
                Radio Network
        60,000  Fininfo                                                 10,272
                Data Feeds for French Banks & Brokers
        45,000  SITA                                                    10,182
                Waste Hauling & Landfills
        95,000  Spir Communications                                      6,976
                Regional Newspapers
        18,500  Penauille Polyservice                                    5,209
                Industrial Cleaning/Airport Services
        10,000  Imetal                                                   1,485
                Industrial Materials
-------------------------------------------------------------------------------
                                                                        88,921

                .United Kingdom/Ireland: 15.2%
     2,100,000  Serco Group                                             47,336
                Facilities Management
       500,000  NTL (b)                                                 43,094
                Voice, Video & Data Services
     1,870,000  Capita Group                                            19,352
                Outsourcing Services
    13,000,000  Electronics Boutique                                    18,904
                Video/Computer Games Retailer
     1,250,000  SSL International                                       14,423
                Medical & Footcare Products
       510,000  Euro Money Publications                                 13,867
                Financial Publications
     1,700,000  Rotork                                                  11,818
                Valve Actuators for Oil & Water Pipelines
     1,350,000  Atkins                                                  10,959
                Outsourcing Services
     1,750,000  Bodycote                                                10,938
                Materials Technology & Metal Processing
       205,000  Esat Telecom (Ireland) (b)                               8,994
                Telecommunication Services
     3,500,000  Taylor Nelson                                            8,717
                Market Research Services
     1,240,000  ITNET                                                    8,356
                Outsourcing Services
     2,500,000  Smith & Nephew                                           7,606
                Medical Equipment & Supplies
     2,000,000  Oriflame International                                   7,566
                Cosmetics Sold Door-to-Door
     2,000,000  NFC                                                      6,636
                Logistics & Moving Services

Number of Shares                                                    Value (000)
-------------------------------------------------------------------------------
     1,860,000  Photobition Group (b)                               $    6,348
                Production of Graphics for Exhibits
       600,000  Logica                                                   6,289
                Computer Services/Consulting
       400,000  Saville Systems ADR (Ireland) (b)                        5,800
                Telecommunications Billing & Customer Care
                Software
     3,400,000  HALMA                                                    5,681
                Fire, Burglary & Flooding Detection Devices
     1,500,000  Hogg Robinson                                            5,355
                Corporate Travel Management
       715,000  Fairey Group                                             4,948
                Electronic Products
       300,000  Ocean Group (b)                                          4,942
                Freight Forwarder
       300,000  Baltimore Technologies                                   3,405
                Security Software & Systems Integration
       205,000  Flextech                                                 3,301
                Cable Channels
        74,000  Icon (Ireland) (b)                                       1,452
                Contract Research Organization
-------------------------------------------------------------------------------
                                                                       286,087

                .Switzerland: 5.2%
        65,000  Selecta Group                                           25,923
                Vending Machine Owner/Operator
        12,500  Cie Fin Richemont                                       24,042
                Luxury Goods, Tobacco & Pay TV
        33,000  Phoenix Mecano                                          15,538
                Electrical Components Manufacturer
         6,500  Sarasin & Cie Bank                                      11,164
                Private Banking
        18,000  Societe Generale d'Affichage                             8,510
                Billboard Advertising
        15,000  Bon Appetit                                              8,443
                Cash & Carry Stores/Specialty Restaurants
         3,200  Pargesa Holdings                                         4,858
                Industrial & Media Conglomerate
-------------------------------------------------------------------------------
                                                                        98,478

                .Italy/Greece: 7.4%
     2,900,000  Autogrill                                               29,878
                Tollway Restaurants
     1,800,000  Editoriale L'Espresso                                   29,145
                Newspapers & Magazines
     3,000,000  Banca Fideuram                                          17,481
                Life Insurance & Mutual Funds
     1,200,000  Attica Enterprises (Greece)                             13,718
                Ferry Line
       500,000  Banco Pop Commercia e Industria                         11,705
       500,000  Banco Pop Commercia e Industria
                Rights (b)                                                 310
                Regional Bank
     1,400,000  Mediolanum                                              10,756
                Life Insurance & Mutual Funds
     1,400,000  Aeroporti di Roma                                        8,648
                Airport Management
     1,000,000  Class Editori                                            7,993
                Newspapers & On-Line Financial Data
     4,000,000  SEAT Pagine Gialle                                  $    5,466
                Yellow Pages Publisher
     1,250,000  Saipem                                                   4,989
                Offshore Construction
-------------------------------------------------------------------------------
                                                                       140,089

                .Spain/Portugal: 2.2%
       400,000  Mapfre Vida                                             11,427
                Life Insurance & Mutual Funds
       400,000  Cortefiel                                               10,519
                Apparel Retailer
       650,000  Prosegur                                                 7,307
                Security Guards
       125,000  Aguas de Barcelona                                       6,510
           250  Aguas de Barcelona New Shares                               13
                Water Utility
       419,000  Filmes Lusomundo (Portugal)                              5,825
                Newspapers, Radio, Video, Film Distribution
-------------------------------------------------------------------------------
                                                                        41,601

                .Netherlands: 2.6%
       420,000  Kempen                                                  21,008
                Stock Brokerage/Investment Management
       500,000  Getronics                                               19,234
                Computer Services/Consulting
       950,000  Scala Business Solutions  (b) (c)                        8,083
        95,775  Scala Business Solutions Warrants
                  3/31/01 (b)                                               89
                Enterprise Software for Small- to Medium-
                Sized Companies

-------------------------------------------------------------------------------
                                                                        48,414

                .Hungary: 0.7%
     1,200,000  Matav                                                    6,489
        55,000  Matav ADR                                                1,512
                Telecommunication Services
       100,000  Gedeon Richter                                           4,351
                Pharmaceuticals
-------------------------------------------------------------------------------
                                                                        12,352
                                                                     ----------
Europe: Total                                                        1,008,152

-------------------------------------------------------------------------------
Asia: 23.8%
                .Hong Kong: 3.6%
    14,999,000  Li and Fung                                             35,956
                Sourcing of Consumer Goods
     3,000,000  SmarTone Telecom                                        10,672
                Mobile Telecommunications
     5,000,000  Varitronix International                                10,407
                LCD Manufacturer
     2,000,000  TVB                                                      9,383
                Television Broadcasting
-------------------------------------------------------------------------------
                                                                        66,418

Acorn International
     .Statement of Investments, continued

Number of Shares                                                    Value (000)
-------------------------------------------------------------------------------
                .India: 0.0%
     2,000,000  Centurion Quantum Growth (b)                        $      461
                Closed-End Fund

                .Japan: 10.1%
       100,000  Ryohin Keikaku                                          25,157
                Designer & Retailer of Muji Brand Specialty
                Consumer Goods
       144,000  Nintendo                                                20,237
                Video Games
       175,000  Orix                                                    15,615
                Finance Leasing
       120,000  Aiful                                                   14,693
                Consumer Lending
        60,000  Kadokawa Shoten                                         12,244
                Magazine/Book Publisher
        75,000  Nidec                                                   11,283
                Spindle Motor Manufacturer
        35,000  OBIC                                                     9,571
                Computer Integrator
       150,000  Fuji Software ABC                                        8,923
                Computer Services/Consulting
        80,000  Takefuji                                                 8,268
                Consumer Lending
       125,000  JAFCO                                                    8,262
                Venture Capital Fund
        20,000  Bellysystem 24                                           8,171
                Telemarketing
       400,000  NuSkin Enterprises (b)                                   7,975
                Personal Care/Herbal Products
       500,000  Olympus Optical                                          7,390
                Photographic & Medical Equipment
        95,000  Trans Cosmos                                             6,907
                Information Technology Services & Investments
        60,000  Nichii Gakkan                                            6,543
                Health Care Services
        65,000  Taiyo Ink (b)                                            6,068
                Speciality Chemicals
        50,000  Benesse  (b)                                             5,432
                Correspondence Courses
        25,000  Otsuka Kagu                                              4,523
                Furniture Retailer
        48,000  Nemic Lambda  (b)                                        3,529
                Power Supplies
-------------------------------------------------------------------------------
                                                                       190,791

                .Taiwan: 0.4%
     2,599,499  Chroma Ate  (b)                                          7,605
                Test & Measurement Instruments

                .Malaysia: 0.1%
       504,000  Unisem                                                   1,254
                Semiconductor Assembly
       576,000  Malaysian Oxygen                                         1,228
                Industrial Gases
-------------------------------------------------------------------------------
                                                                         2,482

                .Philippines: 0.6%
    79,260,000  Int'l Container Terminal Services  (b)              $   10,311
                Container Handling Terminals & Port Management

                .Thailand: 0.0%
       885,900  United Broadcasting (b)                                    697
                Direct-to-Home Satellite Broadcasting

                .South Korea: 0.5%
        50,000  S1 Corporation                                           9,633
         3,402  S1 Corporation Rights  (b)                                 155
                Central Stations Alarm Business
-------------------------------------------------------------------------------
                                                                         9,788

                .Singapore: 8.5%
     6,500,000  Venture Manufacturing                                   50,015
                Electronic Manufacturing Services
     9,500,000  Star Cruises                                            42,370
                Cruise Line
     9,000,000  Datacraft Asia                                          39,240
                Network Systems Integration
     6,500,000  Natsteel Electronics                                    28,443
                Electronic Manufacturing Services
-------------------------------------------------------------------------------
                                                                       160,068
                                                                       --------
Asia: Total                                                            448,621

-------------------------------------------------------------------------------
Latin America: 4.8%
                .Mexico: 3.0%
     7,000,000  Grupo Industrial Bimbo                                  15,559
                Bread, Baked Goods & Snacks
     3,500,000  Kimberly Clark de Mexico                                14,355
                Paper Products
     3,600,000  Corp Interamericana de
                Entretenimiento (b)                                     11,679
                Special Events & Live Entertainment
     4,600,000  Grupo Continental                                        7,196
                Beverages
     8,940,000  Nadro, Series L                                          7,097
                Pharmaceutical Distributor
-------------------------------------------------------------------------------
                                                                        55,886

                .Brazil: 0.9%
       620,000  Embratel                                                 8,602
                Long Distance Telephone Services
       380,000  Elevadores Atlas                                         5,412
                Elevator Installation & Maintenance
       100,000  TeleSudeste Celular                                      2,900
                Cellular Operator
-------------------------------------------------------------------------------
                                                                        16,914

                .Argentina: 0.7%
       400,000  IRSA GDS                                                12,350
                Real Estate Management & Development

                .Peru: 0.2%
     7,100,000  Enrique Ferreyros                                        4,662
                Heavy Machinery Dealer

                                                                       -------
Latin America: Total                                                    89,812

                                                                        Principal Amount or
Number of Shares                                     Value (000)        Number of Shares                               Value (000)
----------------------------------------------------------------        ----------------------------------------------------------
----------------------------------------------------------------                    .South Africa: 1.2%
Other Countries: 12.3%                                                  5,000,000    Dimension Data (b)                   $ 22,123
            .Australia: 2.4%                                                         Networks & Computer Services
5,000,000    AAPT (b)                                   $ 15,555
             Telecommunications Services                                            .Russia: 0.0%
6,500,000    ERG (b)                                      12,047       $1,500,000    Khanty Mansiysk 10% Notes (b)             750
             Smart Card Systems for Public Transport                        3,834    Khanty Mansiysk (b)                       113
  650,000    Computershare (b)                             7,671                     Oil Production in Russia
             Financial Software/Services                                ----------------------------------------------------------
2,000,000    KeyCorp (b) (c)                               4,938                                                               863
             Smart Card Technology
2,500,000    Ecorp (b)                                     4,385                    .United States: 2.5%
             On-line Publishing/Services                                  325,000    AES Corporation (b)                    18,891
--------------------------------------------------------------------                 Power Plants
                                                          44,596          165,000    Global TeleSystems (b)                 13,365
            .Canada: 4.5%                                                            Telecommunication Services
  650,000    Celestica (b)                                27,974          375,000    MIH (b)                                 9,937
             Electronic Manufacturing Services                                       Pay-TV
  700,000    Canadian Natural Resources (b)               13,715          200,000    Azurix (b)                              4,000
             Oil & Gas Producer                                                      Owner & Operator of Water Utilities
  600,000    Power Financial                              11,351        ----------------------------------------------------------
             Financial Services Holding Company                                                                             46,193
  500,000    Penn West Petroleum (b)                       9,121                                                         ---------
             Oil & Gas Producer                                         Other: Total                                       230,764
  600,000    LGS Group (b)                                 5,310
             Computer Systems Integrator                                                                                 ---------
1,200,000    Bracknell (b)                                 5,108        Total Common Stocks and Other
             Electrical Contractor & Facilities Management                Equity-Like Securities: 94.4%                  1,777,349
  300,000    Leitch Technology (b)                         4,895                      (Cost: $1,059,651)
             Television Production Equipment                            Short-Term Obligations: 4.4%
4,000,000    Dundee Realty (b)                             3,783                      Yield 4.95% - 5.20% Due 7/1 - 7/2/99
             Real Estate                                                  $33,904     Edna Services                         33,899
  100,000    Northstar Energy (b)                          3,581          $25,339     Ford Motor Credit                     25,339
             Oil & Gas Producer                                           $24,618     IBM Credit                            24,615
--------------------------------------------------------------------                                                     ---------
                                                          84,838                      (Amortized Cost: $83,853)             83,853
            .Israel: 1.7%                                                                                                ---------
  250,000    Galileo Technology (b)                       11,328        Total Investments: 98.8%                         1,861,202
             Communications Semiconductors                                            (Cost: $1,143,504)
  300,000    ECI Telecom                                   9,956                                                         ---------
             Telecommunication Equipment                                Cash and Other Assets less Liabilities: 1.2%        21,904
  420,000    Amdocs (b)                                    9,555                                                         ---------
             Telecommunications Billing & Customer                      Total Net Assets: 100%                         $ 1,883,106
             Care Software                                              ----------------------------------------------------------
   25,000    Gilat Satellite Network (b)                   1,312
             Satellite Communication Equipment
--------------------------------------------------------------------
                                                          32,151

--------------------------------------------------------------------------------
 .Notes to Statement of Investments
(a) At June 30, 1999, for federal income tax purposes cost of investments was $1,143,950,000 and net unrealized appreciation was $717,252,000 consisting of gross unrealized appreciation of $771,615,000 and gross unrealized depreciation of $54,363,000.
(b)  Non-income producing security.
(c) On June 30, 1999, the Fund held the following percentages of the outstanding voting shares of the affiliated companies (ownership of at least 5%) listed below:

Kompan International (Denmark)........................... 9.36%  Key Corp (Australia)......................................... 6.40%
Spar Finland (Finland)................................... 8.80%  Scala Business Solutions (Netherlands)....................... 5.16%
Talentum (Finland)....................................... 8.58%

The aggregate cost and value of investments in these companies at June 30, 1999, was $36,380,000 and $40,500,000 respectively. The market value of these securities represents 2.15% of the total net assets at June 30, 1999. During the period ended June 30, 1999, the cost of purchases and proceeds from sales in affiliated companies was $8,184,000 and $6,644,000 respectively. Net dividends received from these companies amounted to $466,000 and net realized loss in sales of investments in such companies amounted to $3,447,000.

Acorn International
        .Portfolio Diversification

At June 30, 1999, the Fund's portfolio of investments as a percent of net assets was diversified as follows:


                            Value (000)     Percent                                                  Value (000)    Percent
---------------------------------------------------          --------------------------------------------------------------
 .Information                                                 .Finance
Computer Services            $256,059        13.6%           Finance Companies                     $    32,145        1.7%
Publishing                    102,885         5.5            Money Management                           28,237        1.5
Telephone Services             92,908         5.0            Banks                                      23,179        1.2
Contract Manufacturing         78,458         4.2            Insurance                                  22,778        1.2
CATV                           65,799         3.5            Brokerage                                  21,008        1.1
Business Software              31,345         1.7            Closed-End Funds                            5,319        0.3
Instrumentation                28,753         1.5            -------------------------------------------------------------
Transaction Processors         24,656         1.3                                                      132,666        7.0
Programming                    18,287         1.0            .Industrial Goods/Services
Business Information           16,620         0.9            Outsourcing Services                      117,618        6.2
Broadcasting                   14,278         0.7            Electrical Components                      57,448        3.1
Radio                          13,958         0.7            Industrial Services                        21,691        1.1
Semiconductors                 12,582         0.7            Machinery Processing                       16,480        0.9
Computer Hardware              11,283         0.6            Industrial Materials                       12,423        0.7
Marketing                       8,717         0.4            Specialty Chemicals                         7,296        0.4
Advertising                     8,510         0.4            -------------------------------------------------------------
Internet                        4,385         0.2                                                      232,956       12.4
Mobile Communications           2,900         0.2            .Energy/Minerals
Telephone Equipment             1,312         0.1            Oil/Gas Producers                          27,280        1.4
---------------------------------------------------          Independent Power                          18,891        1.0
                              793,695        42.2            Oil Services                                4,989        0.3
 .Health Care                                                 -------------------------------------------------------------
Hospital Management            35,518         1.9                                                       51,160        2.7
Services                       25,994         1.4            .Other Industries
Medical Equipment              14,465         0.8            Transportation                             46,237        2.5
Pharmaceuticals                10,043         0.5            Real Estate                                16,133        0.9
Hospital/Laboratory Supplies    7,606         0.4            Regulated Utilities                        10,523        0.5
---------------------------------------------------          Waste Management                           10,182        0.5
                               93,626         5.0            -------------------------------------------------------------
 .Consumer Goods/Services                                                                                83,075        4.4
Consumer Services              84,925         4.5
Entertainment                  63,282         3.3                                                  ----------------------
Retail                         50,515         2.7            Total Common Stocks and
Travel                         47,725         2.5               Other Equity-Like Securities:        1,777,349       94.4
Nondurables                    38,610         2.0            Short-Term Obligations:                    83,853        4.4
Restaurants                    29,878         1.6                                                  ----------------------
Food                           24,002         1.3            Total Investments:                      1,861,202       98.8
Consumer Software              20,237         1.1            Cash and Other Assets less
Consumer Goods Distribution    10,088         0.5               Liabilities:                            21,904        1.2
Durable Goods                   7,562         0.4                                                  ----------------------
Beverages                       7,196         0.4            Net Assets:                           $ 1,883,106      100.0%
Leisure Products                3,120         0.2            -------------------------------------------------------------
Furniture & Textiles            3,031         0.2
---------------------------------------------------
                              390,171        20.7

Acorn Fund
        .Major Portfolio Changes in the Second Quarter


                                                  Number of Shares
                                               ----------------------
                                               3/31/99        6/30/99
Additions
---------------------------------------------------------------------
        Information
AppNet Systems                                       0        135,000
Computer Task Group                            652,000        790,000
Entra Data (Sweden)                                  0         20,000
IMR Global                                     159,000        350,000
Keane                                          123,000        275,000
Online Resources                                     0        310,000
PRIMEDIA                                     1,000,000      1,100,000
REMEC                                                0        262,000
Softbank (Japan)                               165,000        235,000
Structural Dynamics                             33,000        310,000
Tele Celular Sul (Brazil)                            0         36,000
THQ                                             97,000        200,000
World Color Press                            1,050,000      1,240,000
Young Broadcasting                             500,000        700,000

---------------------------------------------------------------------
        Health Care
Incyte Pharmaceuticals                               0        160,000
NPS Pharmaceuticals                            156,000        529,000
Orthofix International                               0        232,000
Thermedics                                           0          7,000
Wesley Jessen Vision                            13,000        299,000

---------------------------------------------------------------------
        Consumer Goods/Services
Anchor Gaming                                  270,000        450,000
Aristocrat Leisure (Australia)                 500,000        849,000
Bally Total Fitness                            400,000        480,000
Gadzooks                                        63,000        425,000
Gildan Activewear                                    0        166,000
Herman Miller                                        0        336,000
ITT Educational Services                             0        187,000
Just For Feet                                   68,000        600,000
Mobile Mini                                          0        294,000
Nautica Enterprises                            270,000        580,000
Sirena Apparel                                       0        504,000
West TeleServices                                    0        267,000
Whole Foods Market                             345,000        390,000

---------------------------------------------------------------------
        Finance
Ace Cash Express                                58,000        204,000
Affiliated Managers Group                      180,000        300,000
Americredit                                  2,938,000      3,267,000
Chittenden                                      64,000        409,000
Commonwealth Bancorp                           575,000        677,000
Creditrust                                     465,000        525,000
Eldorado Bancshares                                  0        400,000
FPIC Insurance                                 151,000        220,000
Peoples Heritage Financial                      70,000        178,000
Phoenix Investment Partners                  2,524,000      2,637,000
StanCorp Financial                                   0        210,000
TCF Financial                                  695,000        787,000
Texas Regional Bancshares                      542,000        602,000
UICI                                           815,000      1,155,000

---------------------------------------------------------------------
        Industrial Goods/Services
Advanced Lighting Technologies                 218,000        550,000
Applied Industrial Technologies                350,000        500,000
Cambrex                                        523,000        600,000
Forward Air                                          0        120,000
GP Strategies                                  512,000        600,000
HAoLO Industries                               801,000      1,001,000
Intermet                                        76,000        400,000
Labor Ready                                  1,310,000      1,440,000
Lilly Industries, Cl. A                      1,000,000      1,100,000
Spartech                                             0        100,000

---------------------------------------------------------------------
        Energy/Minerals
Atmos Energy                                   847,000      1,000,000
Basin Exploration                                    0        150,000
Canadian Natural Resources
        (Canada)                               400,000        500,000
Cross Timbers Oil                                    0        481,000
Dynegy                                         890,000      1,000,000
Hanover Compressor                                   0        150,000
Saipem (Italy)                                       0      1,250,000

---------------------------------------------------------------------
        Other Industries
Azurix                                               0        283,000
First Industrial Realty Trust                  200,000        500,000
First Washington Realty Trust                  190,000        385,000
Stericycle                                           0        152,000
The Rouse Company                              829,000        968,000
Unisource Energy                               500,000        700,000

Acorn Fund
     . Major Portfolio Changes in the Second Quarter, continued

                                                  Number of Shares
                                               ----------------------
                                               3/31/99        6/30/99
Sales
---------------------------------------------------------------------
        Information
ACNielsen                                      638,000        403,000
Acres Gaming                                   380,000              0
Altera                                          24,000              0
American Power Conversion                      225,000        350,000
   (includes effect of 2 for 1 stock split)
Analysts International                         535,000        280,000
Cablevision Systems                            125,000              0
Cablevision Systems, Pfd                       100,000              0
Choicepoint                                    355,000        210,000
CMP Media                                      500,000              0
Commonwealth Telephone                         454,000        354,000
Getty Images                                   860,000        770,000
Hutchinson Technology                           69,000              0
Information Management                          66,000              0
Jabil Circuit                                  675,000        475,000
Liberty Media Group, AT&T                    2,750,000      2,600,000
   (includes effect of 2 for 1 stock split)
Macrovision                                    200,000        150,000
Mettler Toledo                                 675,000        591,000
Micros Systems                                 750,000        700,000
National Instruments                           135,000              0
RCN                                          1,584,000      1,484,000
SkyTel Communications                          400,000              0
Solectron                                    1,440,000        890,000
Sykes Enterprises                              750,000        670,000
Thermo Instrument Systems                      367,000              0
TV Guide                                       750,000        366,000
United International Holdings
        (Austria)                              100,000              0
Univision Communications                        85,000              0

---------------------------------------------------------------------
        Health Care
Affymetrix                                     153,000              0
Hillenbrand Industries                         239,000         91,000
Lincare Holdings                             2,690,000      2,572,000
McKesson HBOC                                  806,000              0
Ocular Sciences                                 13,000              0
Respironics                                    729,000        555,000

---------------------------------------------------------------------
        Consumer Goods/Services
Autoliv                                        165,000              0
Carnival                                     1,700,000      1,500,000
Cie Fin Richemont (Switzerland)                 11,000              0
Fred Meyer Holdings                             25,000              0
Harley-Davidson                              1,700,000      1,250,000
Nintendo (Japan)                                87,000              0
Protection One                                 742,000              0

---------------------------------------------------------------------
        Finance
Baldwin & Lyons, Cl. B                         723,000        498,000
Foremost                                       687,000        430,000
SEI Investments                                551,000        539,000
Washington Mutual                              475,000         62,000

---------------------------------------------------------------------
        Industrial Goods/Services
Expeditors Int'l of Washington               1,100,000      1,890,000
   (includes effect of 2 for 1 stock split)
Thermo Electron                                325,000              0
Worthington Industries                       1,295,000        700,000

---------------------------------------------------------------------
        Energy/Minerals
AES Corporation                              1,464,000      1,264,000
Atwood Oceanics                                377,000        225,000
Enron Oil & Gas                                470,000              0
J Ray McDermott                                570,000              0
KN Energy                                      260,000              0

---------------------------------------------------------------------
        Other Industries
Archstone                                      350,000              0
Homestead Village                              945,000              0

Acorn Fund
        .Statement of Investments (unaudited) June 30, 1999


Number of Shares                                          Value (000)
---------------------------------------------------------------------

                                              Common Stocks and Other
                                        Equity-Like Securities: 96.0%
---------------------------------------------------------------------
Information: 30.3%
            Media
            .Broadcasting: 1.8%
    700,000 Young Broadcasting (b)                           $ 29,794
            Television Stations
    819,000 Data Transmission Network (b) (c)                  23,034
            Data Services for Farmers
    575,000 Granite Broadcasting (b)                            4,492
            Television Stations
    150,000 Cumulus Media (b)                                   3,281
            Radio Stations
---------------------------------------------------------------------
                                                               60,601
            .Television Programming: 3.7%
  2,600,000 Liberty Media Group, AT&T (b)                      95,550
            Cable Programming
    366,000 TV Guide (b)                                       13,405
            TV Program Guides & Programming
    150,000 Macrovision (b)                                    11,231
            Copyright Protection for Video Tapes & Data
    150,000 Playboy Enterprises (b)                             3,984
            Publishing & CATV Programming
---------------------------------------------------------------------
                                                              124,170
            Telecommunications
            .Telephone Services: 2.3%
  1,484,000 RCN (b)                                            61,772
            Metro Market: Voice, Video & Internet Services
    354,000 Commonwealth Telephone (b)                         14,315
            Rural Market: Local, Long Distance &
            Internet Access
    140,000 Startec Global Communications (b)                   1,698
            International Telecommunications
---------------------------------------------------------------------
                                                               77,785
           .Mobile Communications: 1.8%
   580,000 Telephone & Data Systems                            42,376
           Cellular & Telephone Franchises
   500,000 Pinnacle Holdings (b)                               12,250
           Towers for Cellular, PCS & Paging
   355,000 COMARCO (b) (c)                                      7,033
           Wireless Network Testing
---------------------------------------------------------------------
                                                               61,659
           .Telecommunications Equipment: 0.5%
   864,000 Aspect Telecommunications (b)                        8,424
           Call Center Equipment
   262,000 REMEC (b)                                            4,225
           Telecommunication Equipment for Defense &
           Commercial
    36,000 Comverse Technology (b)                              2,718
           Voicemail & Other Enhanced Services Equipment
---------------------------------------------------------------------
                                                               15,367
           Computer Related Hardware
           .Computer Hardware/
           Related Systems: 2.1%
   913,000 Kronos (b) (c)                                      41,542
           Labor Management Solutions
   700,000 Micros Systems (b)                                  23,800
           Information System for Restaurants & Hotels


Principal Amount or
Number of Shares                                          Value (000)
---------------------------------------------------------------------
   350,000 American Power Conversion (b)                      $ 7,044
           Uninterruptable Power Systems
                                                               72,386
           .Semiconductors/
           Related Equipment: 0.4%
   350,000 Oak Industries (b)                                  15,291
           Communications Components

           .Gaming Equipment: 1.9%
 2,342,000 International Game Technology                       43,327
           Slot Machines & Progressive Jackpots
   450,000 Anchor Gaming (b)                                   21,628
           Slot Machines & Casino
---------------------------------------------------------------------
                                                               64,955
           .Contract Manufacturing: 2.8%
   890,000 Solectron (b)                                       59,352
           Electronic Manufacturing Services
   475,000 Jabil Circuit (b)                                   21,434
           Electronic Manufacturing Services
   200,000 Sanmina (b)                                         15,175
           Backplanes & Electronic Manufacturing Services
---------------------------------------------------------------------
                                                               95,961
           .Instrumentation: 1.0%
   591,000 Mettler Toledo (b)                                  14,664
           Laboratory Products
   613,000 Thermoquest (b)                                      8,161
$1,500,000 Thermoquest, 5% Note Due 8/15/00                     1,478
           Mass Spectrometry & Chromatography
$5,000,000 Thermo Optek, 5% Note Due 10/15/00                   4,925
   265,000 Thermo Optek (b)                                     2,749
           Elemental & Molecular Spectroscopy
   232,000 Metrika Systems (b)                                  2,030
           Gamma Ray Instrumentation
   266,122 Onix Systems (b)                                     1,597
           Field Measurement & Sensor Equipment
---------------------------------------------------------------------
                                                               35,604
           .Business Software: 1.1%
 1,075,000 Systems & Computer Technology (b)                   15,655
           Enterprise Software & Services
   280,000 Sterling Commerce (b)                               10,220
           Electronic Commerce Software & Services
   650,000 JDA Software Group (b)                               6,053
           Applications/Software & Services for Retailers
   310,000 Structural Dynamics (b)                              5,754
           Design Software
---------------------------------------------------------------------
                                                               37,682
           .Consumer Software: 1.1%
   350,000 Electronic Arts (b)                                 18,987
           Entertainment Software
$6,500,000 Activision, 6.75% Note Due 1/1/05                    6,207
   410,000 Activision (b)                                       5,971
           Entertainment Software
   200,000 THQ (b)                                              5,750
           Entertainment Software

                                                               36,915
           .Computer Services: 2.2%
   670,000 Sykes Enterprises (b)                               22,361
           Call Center Services
   790,000 Computer Task Group                                 13,430
           Application Development & Staffing Services

Acorn Fund
     .Statement of Investments, continued

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------
     195,000   BISYS (b)                                             $    11,407
               Processing for Banks
     642,000   RCM Technologies (b) (c)                                    8,507
               Technology Staffing Services
     350,000   IMR Global (b)                                              6,737
               Application Development & Maintenance Services
     275,000   Keane (b)                                                   6,222
               Application Development & Maintenance Services
     280,000   Analysts International                                      4,025
               Technology Staffing Services
   1,037,000   Aztec Technology Partners (b)                               1,944
               Application Development & Maintenance Services
      39,000   Dunn Computer (b)                                              78
               Custom Computer Systems for Government
--------------------------------------------------------------------------------
                                                                          74,711

               Software/Services
               .Business Information/Marketing
                Services/Publishing: 3.9%
   1,240,000   World Color Press (b)                                      34,100
               Web-Offset Printing
   1,100,000   PRIMEDIA                                                   18,631
               Specialty Magazines & Other Publications
     770,000   Getty Images (b)                                           14,534
               Photographs for Publications & Electronic Media
     210,000   Choicepoint (b)                                            14,096
               Fraud Protection Information
   1,400,000   InfoUSA, Cl. A (b)                                         12,425
   1,000,000   InfoUSA, Cl. B (b)                                          8,500
               Business Data for Sales Leads
     403,000   ACNielsen (b)                                              12,191
               Market Research, Information & Analysis
     450,000   Information Holdings (b)                                    8,831
               Scientific & Medical Publications,
               Patent Information
     350,000   Acxiom (b)                                                  8,728
               Database Marketing Services
--------------------------------------------------------------------------------
                                                                         132,036

               .Internet: 0.5%
     200,000   Security Dynamics (b)                                       4,250
               Authentication & Encryption Software
     310,000   Online Resources (b)                                        4,204
               Internet Banking Technology
       2,683   Bigfoot International (b) (c)                               4,024
               Internet Direct Marketing
     250,000   NeoPlanet, Series A (b)                                     2,000
               Cool Web Browser
     135,000   AppNet Systems (b)                                          1,814
               Internet Application Development
     342,855   GIGA (b)                                                    1,714
      29,714   GIGA Warrants (b)                                               8
               Data on Information Technology
--------------------------------------------------------------------------------
                                                                          18,014

               .Electronics Distribution: 0.5%
     790,000   Pioneer-Standard Electronics                                9,480
               Component & Computer Distribution
     400,000   Kent Electronics (b)                                        7,925
               Component Distribution & Contract Assembly
--------------------------------------------------------------------------------
                                                                          17,405

               .Transaction Processors: 2.7%
   1,855,000   National Data (c)                                     $    79,301
               Credit Card & Health Claims Processor
     300,000   Concord EFS (b)                                            12,694
               Credit Card Processor
--------------------------------------------------------------------------------
                                                                          91,995
                                                                       ---------
Information: Total                                                     1,032,537
--------------------------------------------------------------------------------
Health Care: 6.0%
               .Biotechnology/Drug Delivery: 1.5%
     450,000   Inhale Therapeutic Systems (b)                             10,716
               Pulmonary Drug Delivery
     329,000   Protein Design Labs (b)                                     7,300
               Computer Designed Monoclonal Antibodies
     525,000   Myriad Genetics (b)                                         4,725
               Gene Discovery & Diagnostic Products
   1,508,000   Corvas International (b) (c)                                4,524
               Rational Drug Design
     351,000   Guilford Pharmaceuticals (b)                                4,475
               Drug Delivery & Neurology Drugs
     915,000   Microcide Pharmaceuticals (b) (c)                           4,318
               Antibiotics
     160,000   Incyte Pharmaceutical (b)                                   4,230
               Gene Sequencing
     768,000   Synaptic Pharmaceuticals (b) (c)                            3,648
               Receptor Targeted Drug Design
     529,000   NPS Pharmaceuticals (b)                                     3,505
               Small Molecule Drugs
     664,000   Genome Therapeutics (b)                                     1,992
               Gene Discovery Services
     230,000   CuraGen (b)                                                 1,840
               Genomics
--------------------------------------------------------------------------------
                                                                          51,273

               .Medical Equipment: 0.9%
     299,000   Wesley Jessen Vision (b)                                    9,680
               Contact Lenses
     555,000   Respironics (b)                                             8,394
               Respiratory Devices
     443,000   Acuson (b)                                                  7,614
               Ultrasound Devices
     232,000   Orthofix International (b)                                  3,451
               Bone Fixation & Stimulation Devices
       7,000   Thermedics (b)                                                 65
               Respiratory, Neurodiagnostics & Cardiovascular
--------------------------------------------------------------------------------
                                                                          29,204

               .Hospital/Laboratory Supplies: 0.1%
      91,000   Hillenbrand Industries                                      3,936
               Hospital Beds & Coffins

               .Services 3.5%
   2,572,000   Lincare Holdings (b)                                       64,300
               Home Health Care Services
   1,952,000   First Health Group (b)                                     42,090
               PPO Network
   1,280,000   Magellan Health Services (b)                               12,800
               Mental Health Services

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------
      43,000   Spectrum Health Solutions (b)                         $        11
               Workmen's Compensation
--------------------------------------------------------------------------------
                                                                         119,201
                                                                         -------
Health Care: Total                                                       203,614
--------------------------------------------------------------------------------
Consumer Goods/Services: 10.0%
               Goods
               .Leisure Vehicles: 2.4%
   1,250,000   Harley-Davidson                                            67,969
               Motorcycles & Related Merchandise
     474,000   Thor Industries                                            13,450
               Busses & RV's
--------------------------------------------------------------------------------
                                                                          81,419

               .Furniture: 0.2%
     336,000   Herman Miller                                               7,056
               Office Furniture
               .Nondurables: 0.2%
     401,000   First Years                                                 6,015
               Infant & Toddler Products
               .Apparel Manufacturers: 1.5%
     630,000   Jones Apparel (b)                                          21,617
               Women's Apparel
     600,000   Unifi (b)                                                  12,750
               Polyester & Nylon Fabrics
     429,000   St. John Knits                                             12,548
               Upscale Knitware
     166,000   Gildan Activewear (b)                                       2,801
               Cotton T-Shirts
     504,000   Sirena Apparel (b) (c)                                      1,008
               Designer Women's Apparel
--------------------------------------------------------------------------------
                                                                          50,724

               Services
               .Retail: 2.2%
   1,600,000   Borders Group (b)                                          25,300
               Bookstores
     390,000   Whole Foods Market (b)                                     18,744
               Natural Food Supermarkets
     580,000   Nautica Enterprises (b)                                     9,788
               Men's Casual Apparel
     911,000   Host Marriott Services (b)                                  7,402
               Fast Food Kiosks in Airports
     425,000   Gadzooks (b)                                                6,800
               Teen Apparel Retailer
     600,000   Just for Feet (b)                                           3,862
               Athletic Shoe Retailer
     400,000   Panera Bread (b)                                            2,550
               Bakery & Deli Restaurants
--------------------------------------------------------------------------------
                                                                          74,446

               .Consumer Services: 0.7%
     480,000   Bally Total Fitness (b)                                    13,620
               Fitness Centers
     187,000   ITT Educational Services (b)                                4,874
               Technology Oriented Postsecondary
               Degree Programs
     267,000   West TeleServices (b)                                       2,503
               Customer Care & Sales Support
      55,000   Steiner Leisure (b)                                         1,667
               Spas & Hair/Skin Products on Cruise Ships
--------------------------------------------------------------------------------
                                                                          22,664

Principal Amount of
Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------
               .Casinos: 0.5%
     500,000   Hollywood Park (b)                                    $     8,500
               Race Track & Casino
     250,000   Station Casinos (b)                                         5,094
               Casinos & Riverboats
     535,000   Monarch Casino & Resort (b) (c)                             3,411
               Casino/Hotel in Reno
      63,000   Lakes Gaming (b)                                              689
               Hotel & Casino in Biloxi & Gulfport
$  6,250,000   Grand Palais Casino 14%
               Note Due 2/25/98 (b)                                          312
               New Orleans Casino
--------------------------------------------------------------------------------
                                                                          18,006

               .Cruise Lines: 2.3%
   1,500,000   Carnival                                                   72,750
               Largest Cruise Line
     140,000   Royal Caribbean Cruises                                     6,125
               Cruises to Caribbean & Alaska
     410,000   Royal Olympic Cruise (b)                                    1,179
                Cruises in Mediterranean
--------------------------------------------------------------------------------
                                                                          80,054
                                                                         -------
Consumer Goods/Services: Total                                           340,384
--------------------------------------------------------------------------------
Finance: 14.6%
               .Banks: 2.0%
     787,000   TCF Financial                                              21,938
               Great Lakes Bank
     602,000   Texas Regional Bancshares                                  16,367
               TexMex Bank
     409,000   Chittenden                                                 12,781
               Vermont & West Massachusetts Bank
     170,000   CNB Bancshares                                              9,690
               Indiana Bank
     400,000   Eldorado Bancshares (b)                                     4,400
               California Bank
     178,000   Peoples Heritage Financial                                  3,349
               New England Bank
--------------------------------------------------------------------------------
                                                                          68,525

               .Savings & Loans: 2.4%
   1,578,000   Peoples Bank Bridgeport                                    48,030
               Connecticut Savings & Loan
     801,000   Washington Federal                                         17,972
               Washington State Savings & Loan
     677,000   Commonwealth Bancorp                                       12,144
               Philadelphia Savings & Loan
      62,000   Washington Mutual                                           2,193
               West Coast Savings & Loan
     554,000   Coast Contingency Rights (b)                                  589
               Litigation Claims Against US Government
--------------------------------------------------------------------------------
                                                                          80,928

               .Insurance: 4.0%
   1,155,000   UICI (b)                                                   31,907
               Insurance/Specialty Finance
      78,000   Markel (b)                                                 14,586
               Specialty Insurance
     400,000   Protective Life                                            13,200
               Life/Dental Insurance
     511,000   Leucadia National                                          12,967
               Insurance Holding Company

Acorn Fund
     .Statement of Investments, continued

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------
     498,000   Baldwin & Lyons, Cl. B                                $    11,796
               Trucking Insurance
     220,000   FPIC Insurance (b)                                         10,670
               Medical & Dental Malpractice Insurance
     430,000   Foremost                                                    9,460
               Mobile Home & RV Insurance
     612,000   Acceptance Insurance (b)                                    9,218
               Crop Insurance
     320,000   United Fire & Casualty                                      8,320
               Property & Casualty
     320,000   HCC Insurance Holdings                                      7,260
               Aviation Insurance
     210,000   StanCorp Financial (b)                                      6,300
               Group Life, Disability & 401K
--------------------------------------------------------------------------------
                                                                         135,684

               .Money Management: 3.4%
     539,000   SEI Investments                                            47,567
               Mutual Fund Administration
   2,637,000   Phoenix Investment Partners (b) (c)                        22,744
               Mutual Fund & Pension Manager
   1,063,000   Baker Fentress                                             20,197
               Closed-End Investment Company
   1,034,000   Pioneer Group (b)                                          17,837
               Equity Mutual Funds
     300,000   Affiliated Managers Group (b)                               9,056
               Mutual Fund & Pension Manager
--------------------------------------------------------------------------------
                                                                         117,401

               .Finance Companies: 2.8%
   3,267,000   Americredit (b) (c)                                        52,272
               Auto Lending
     525,000   Creditrust (b) (c)                                         14,569
               Buys Defaulted Credit Card Paper
     600,000   DVI Health Services (b)                                    10,275
               Leases for Big Medical Equipment
   1,820,000   World Acceptance (b) (c)                                    9,157
               Personal Loans
   1,375,000   Capital Trust (b)                                           6,187
               Mortgage Loans
     204,000   Ace Cash Express (b)                                        2,881
               Check Cashing Stores
--------------------------------------------------------------------------------
                                                                          95,341
                                                                         -------
Finance: Total                                                           497,879
--------------------------------------------------------------------------------

Industrial Goods/Services: 9.6%
               .Steel 1.4%
     825,000   Gibraltar Steel (b) (c)                                    20,419
               Steel Processing
     700,000   Worthington Industries                                     11,506
               Steel Processing
     400,000   Intermet Holdings                                           6,050
               Ductile Iron & Aluminum Foundries
     345,000   A M Castle                                                  5,865
               Steel Distribution
     420,000   Atchison Casting (b) (c)                                    4,371
               Steel Foundries
--------------------------------------------------------------------------------
                                                                          48,211

               .Industrial Goods: 1.0%
   1,000,000   Clarcor                                                    19,187
               Filters
     500,000   Applied Industrial Technologies                             9,500
               Industrial Components Distribution
     550,000   Advanced Lighting Technologies (b)                    $     4,950
               Metal Halide Lighting
--------------------------------------------------------------------------------
                                                                          33,637

               .Specialty Chemicals & Industrial
               Materials: 1.2%
   1,100,000   Lilly Industries, Cl. A                                    20,419
               Industrial Coatings
     600,000   Cambrex                                                    15,750
               Pharmaceutical & Other Specialty Chemicals
     100,000   Spartech                                                    3,163
               Plastics
     445,000   Symex (c)                                                   2,003
               Combinatorial Materials
     100,000   Brunswick Technologies (b)                                    544
               Fiberglass Fabric for Composites
--------------------------------------------------------------------------------
                                                                          41,879

               .Outsourcing Services &
               Training: 1.6%
   1,440,000   Labor Ready (b)                                            46,800
               Temporary Manual Labor
     600,000   GP Strategies (b) (c)                                       5,250
               Training Programs
     500,000   International Total Services (b) (c)                        1,594
               Aviation Services
--------------------------------------------------------------------------------
                                                                          53,644

               .Logistics: 2.8%
   1,890,000   Expeditors International of Washington                     51,502
               International Freight Forwarder
     759,000   Hub Group (b)                                              17,030
               Truck & Rail Freight Forwarder
     435,000   C H Robinson                                               15,986
               Truck Freight Forwarder
     650,000   Airnet Systems (b) (c)                                      8,775
               Check & Other Small Package Shipment
     120,000   Forward Air (b)                                             3,375
               Transportation Between Airports
--------------------------------------------------------------------------------
                                                                          96,668

               .Other Industrial Services: 1.6%
   1,326,000   Wackenhut, Cl. B                                           31,824
      31,000   Wackenhut, Cl. A                                              922
               Prison Management
   1,001,000   HAoLO Industries (b)                                        9,885
               Distributor of Advertising & Promotional Products
     294,000   Mobile Mini (b)                                             5,751
               Leases Portable Storage Units
     736,000   Compass International Services (b) (c)                      5,152
               Collection Agencies
--------------------------------------------------------------------------------
                                                                          53,534
                                                                          ------
Industrial Goods/Services: Total                                         327,573
--------------------------------------------------------------------------------

Energy/Minerals: 9.0%
               .Independent Power: 3.7%
   1,264,000   AES Corporation (b)                                        73,470
       1,852   AES Corporation Warrants (b)                                  168
               Power Plants
   1,500,000   MidAmerican Energy                                         51,938
               Growth Utility
--------------------------------------------------------------------------------
                                                                         125,576

Number of shares                                       Value (000)
------------------------------------------------------------------
                .Oil/Gas Producers: 2.5%
2,100,000       Tesoro Petroleum (b) (c)               $    33,469
                Oil Refinery/Gas Reserves
  900,000       Devon Energy                                32,175
                Oil & Gas Producer
  300,000       Evergreen Resources (b)                      7,556
                Oil & Gas Producer
  481,000       Cross Timbers Oil                            7,155
                Oil & Gas Producer
  150,000       Basin Exploration (b)                        3,009
                Oil & Gas Producer
  987,000       Tipperary (b) (c)                            1,234
                Oil & Gas Producer
------------------------------------------------------------------
                                                            84,598
                .Distribution/Marketing/Refining: 2.4%
1,000,000       Equitable Resources                         37,750
                Natural Gas Utility & Producer
1,000,000       Atmos Energy                                25,000
                Natural Gas Utility
1,000,000       Dynegy                                      20,375
                Natural Gas & Electric Processing,
                Production & Marketing
------------------------------------------------------------------
                                                            83,125
                .Oil Services: 0.4%
  225,000       Atwood Oceanics (b)                          7,031
                Offshore Drilling
  150,000       Hanover Compressor (b)                       4,819
                Compressor Rental
------------------------------------------------------------------
                                                            11,850
                                                         ---------
Energy/Minerals: Total                                     305,149
------------------------------------------------------------------
Other Industries: 4.8%
                .Real Estate: 4.2%
  968,000       The Rouse Company                           24,563
                Regional Shopping Malls
  770,312       Security Capital European Realty (b)        15,406
                Strategic Real Estate Investments
  500,000       First Industrial Realty Trust               13,719
                Industrial Properties
  466,000       Forest City Enterprises, Cl. B              13,106
  370,000       Forest City Enterprises, Cl. A              10,360
                Shopping Malls
  820,000       Cornerstone Properties                      13,017
                Downtown Office Buildings
  260,000       Equity Residential Properties Trust         11,716
                Nationwide Apartments
  699,000       LaSalle Hotel Properties                    10,703
                Upscale/Full Service Hotels
  400,000       Macerich Company                            10,500
                Regional Shopping Malls
  385,000       First Washington Realty Trust (b) (c)        8,999
  120,000       First Washington Realty Trust,
                Cv. Pfd. (b) (c)                             3,548
                Community Shopping Centers
  165,000       Weingarten Realty Investors                  6,889
                Community Shopping Centers
------------------------------------------------------------------
                                                           142,526
                .Waste Management: 0.1%
  152,000       Stericycle (b)                         $     2,062
                Medical Waste Disposal

                .Regulated Utilities: 0.5%
  700,000       Unisource Energy (b)                         8,356
                Electric Utility in Tuscon
  283,000       Azurix (b)                                   5,660
                Owner & Operator of Water Utilities
  130,000       Central Hudson Gas & Electric                5,460
                Electric Utility
------------------------------------------------------------------
                                                            19,476
                                                         ---------
Other Industries: Total                                    164,064
------------------------------------------------------------------
Foreign Securities: 11.7%
                .Canada: 0.3%
  500,000       Canadian Natural Resources (b)               9,797
                Oil & Gas Producer
  475,000       Canadian 88 Energy (b)                       1,322
                Oil & Gas Producer
------------------------------------------------------------------
                                                            11,119
                .Australia: 0.2%
  849,000       Aristocrat Leisure                           6,434
                Slot Machines

                .United Kingdom: 3.2%
  644,000       NTL (b)                                     55,505
                Voice, Video & Data Services
  1,200,000     Serco Group                                 27,049
                Facilities Management
  1,650,000     Airtours                                    13,161
                Packaged Tour Vacations
  1,250,000     Edinburgh Fund Managers                      8,246
                Investment Management
  1,100,000     N. Brown Group                               5,939
                Mail Order Clothing in Large Sizes
------------------------------------------------------------------
                                                           109,900
                .Germany/Austria: 0.4%
    180,000     Flughafen Wien (Austria)                     7,553
                Vienna Airport Authority
     23,000     Binding-Brauerei                             5,278
                Brewery
------------------------------------------------------------------
                                                            12,831
                .Sweden: 1.1%
  1,000,000     WM Data Nordic                              38,109
                Computer Services/Consulting
     20,000     Entra Data (b)                                 395
                Business Software
------------------------------------------------------------------
                                                            38,504
                .Netherlands: 0.8%
    312,439     Hunter Douglas                              10,730
                Decorative Window Coverings
    152,380     ASR Verzekeringsgroep                       10,050
                Insurance
    171,084     Getronics                                    6,581
                Computer Services/Consulting
------------------------------------------------------------------
                                                            27,361

Acorn Fund
    .Statement of Investments, continued

Number of Shares                                       Value (000)
------------------------------------------------------------------
                .France: 0.7%
    230,000     Atos (b)                                  $ 23,483
                Computer Services/Transaction Processing

                .Italy: 0.8%
  1,500,000     Banca Fideuram                               8,740
                Life Insurance & Mutual Funds
  1,000,000     Aeroporti di Roma                            6,177
                Airport Management
  1,970,000     Ducati Motor (b)                             5,160
                Motorcycles
  1,250,000     Saipem                                       4,989
                Offshore Construction
------------------------------------------------------------------
                                                            25,066
                .Malaysia: 0.1%
    750,000     Resorts World Berhad                         1,591
                Casino/Hotel Resort
    590,000     Berjaya Sports Toto                          1,230
                Lottery/Gaming
------------------------------------------------------------------
                                                             2,821
                .Hong Kong: 0.3%
  4,500,000     Varitronix International                     9,367
                LCD Manufacturer

                .China: 0.0%
    200,000     The Investment Company of China (b)          1,092
                Closed-End Fund

                .Singapore: 1.3%
  8,130,000     Star Cruises                                36,260
                Cruise Line
  2,000,000     Natsteel Electronics                         8,752
                Electronic Manufacturing Services
------------------------------------------------------------------
                                                            45,012
                .Japan: 1.5%
    235,000     Softbank Corporation                        47,586
                Internet Services/Investment Holding
    300,000     Olympus Optical                              4,434
                Photographic & Medical Equipment
------------------------------------------------------------------
                                                            52,020

Principle Amount of
Number of shares                                       Value (000)
------------------------------------------------------------------
                .Mexico: 0.6%
  3,300,000     Kimberly Clark de Mexico               $    13,535
                Paper Products
  7,350,000     Nadro, Series L                              5,835
                Pharmaceutical Distributor
------------------------------------------------------------------
                                                            19,370
                .Other Latin America: 0.4%
    407,124     IRSA (Argentina)                            12,570
                Real Estate Management & Development
     36,000     Tele Celular Sul (Brazil)                      781
                Cellular Operator
------------------------------------------------------------------
                                                            13,351
                                                       -----------
Foreign: Total                                             397,731

Total Common Stocks and Other                          ----------
  Equity-Like Securities: 96.0%                        $3,268,931
                (Cost: $2,007,523)

Short-Term Obligations: 8.5%
                Yield 4.27%-5.26% Due 7/1-7/15/99
 $ 88,696       IBM Credit Corp                         $   88,696
 $ 53,112       Cigna                                       53,085
 $ 42,882       John Deere Capital                          42,882
 $ 36,186       GE Company                                  36,154
 $ 33,759       Baxter International                        33,759
 $ 24,348       Ford Motor Credit                           24,344
 $ 12,000       US Treasury Bill                            11,980
                                                        ----------
                (Amortized Cost: $290,900)                 290,900
                                                        ----------
Total Investments: 104.5%                                3,559,831
                (Cost: $2,298,423)
                                                        ----------
Cash and Other Assets Less Liabilities: (4.5%)            (153,760)

                                                        ----------
Total Net Assets: 100%                                  $3,406,071
------------------------------------------------------------------

 .Notes to Statement of Investments:
(a) At June 30, 1999, for federal income tax purposes cost of investments was $2,299,435,000 and net unrealized appreciation was $1,260,396,000, consisting of gross unrealized appreciation of $1,417,113,000 and gross unrealized depreciation of $156,717,000.
(b) Non-income producing security.
(c) On June 30, 1999, the Fund held the following percentages of the outstanding voting shares of the companies listed below:

Corvas International..........  9.99%   Bigfoot International...........  6.39%
Sirena Apparel................  9.92%   RCM Technologies................  6.12%
World Acceptance..............  9.57%   Phoenix Investment Partners.....  6.01%
Microcide Pharmaceuticals.....  8.29%   First Washington Realty Trust...  5.89%
COMARCO.......................  8.00%   Airnet Systems..................  5.71%
International Total Services..  7.51%   Monarch Casino & Resort.........  5.67%
Kronos........................  7.29%   GP Strategies...................  5.66%
Synaptic Pharmaceuticals......  7.16%   Atchison Casting................  5.51%
Data Transmission Network.....  7.07%   National Data...................  5.49%
Gibraltar Steel...............  6.59%   Compass International Services..  5.11%
Tipperary.....................  6.52%   Americredit.....................  5.11%
Tesoro Petroleum..............  6.50%   Creditrust......................  5.05%

The aggregate cost and value of investments in these companies at June 30, 1999, was $320,108,000 and $340,394,000, respectively. The market value of these securities represents 9.99% of the total net assets at June 30, 1999. During the six months ended June 30, 1999, cost of purchases and proceeds from sales in affiliated companies was $43,865,000 and $25,640,000, respectively. Dividends received from these companies amounted to $974,000 and net realized gain on sales of investments in such companies amounted to $11,176,000.

Acorn Fund
    .Foreign Portfolio Diversification

At June 30, 1999, Acorn Fund's foreign portfolio of investments as a percent of net assets was diversified as follows:

                                  Value (000)      Percent
----------------------------------------------------------
 .Information
Computer Services                 $    68,173      2.0%
Cable Television                       55,505      1.6
Business Information/Publishing        47,586      1.4
Semiconductors & Related
  Equipment                            27,049      0.8
Contract Manufacturing                  8,752      0.3
Mobile Communications                     781      0.0
Business Software                         395      0.0
----------------------------------------------------------
                                      208,241      6.1
 .Health Care
Medical Equipment                       4,434      0.1
----------------------------------------------------------
                                        4,434      0.1

 .Consumer Goods/Services
Travel                                 49,421      1.5
Beverages                              16,008      0.4
Nondurable Goods                       13,535      0.4
Gaming                                  7,664      0.2
Retail                                  5,939      0.2
Consumer Goods Distribution             5,835      0.2
Leisure Vehicles                        5,160      0.2
Entertainment                           1,591      0.0
------------------------------------------------------
                                      105,153      3.1

                                  Value (000)  Percent
------------------------------------------------------
 .Finance
Money Management                  $    16,986      0.5%
Insurance                              10,050      0.3
Closed-End Funds                        1,092      0.0
------------------------------------------------------
                                       28,128      0.8

 .Industrial Goods/Services
Electrical Components                   9,367      0.3
------------------------------------------------------
                                        9,367      0.3

 .Energy/Minerals
Oil/Gas Producers                      11,119      0.3
Oil Services                            4,989      0.2
------------------------------------------------------
                                       16,108      0.5

 .Other Industries
Transportation                         13,730      0.4
Real Estate                            12,570      0.4
------------------------------------------------------
                                       26,300      0.8

                                  --------------------
Total Foreign Portfolio           $    397,731    11.7%
------------------------------------------------------

                            Acorn Family of Funds

                                .Statements of Assets and Liabilities
                                .Statements of Operations
                                .Statements of Changes in Net Assets
                                .Financial Highlights
                                .Notes to Financial Statements

Acorn Family of Funds
     . Statements of Assets and Liabilities (unaudited)

                                                                    Acorn          Acorn         Acorn       Acorn        Acorn
(in thousands)                                                      Fund       International      USA        Twenty    Foreign Forty
------------------------------------------------------------------------------------------------------------------------------------
6/30/99
Assets
Investments, at value (cost: Acorn Fund $2,298,423;
     Acorn International $1,143,504; Acorn USA $295,265;
     Acorn Twenty $54,560; Acorn Foreign Forty $39,708)          $ 3,559,831    $ 1,861,202    $ 312,998    $ 64,549    $   44,412
Cash                                                                      --         19,252            1          --         1,146
Net unrealized appreciation on foreign forward
     currency contracts                                                   --            758           --          --            --
Organization costs                                                        --             --           47          --            --
Receivable for:
     Securities sold                                                  15,454         11,885          783          --         1,112
     Fund shares sold                                                    531          4,822          373         253           479
     Dividends and interest                                            1,779          6,626           22          16            --
     Other assets                                                        258            105           13          --            86
------------------------------------------------------------------------------------------------------------------------------------
     Total assets                                                  3,577,853      1,904,650      314,237      64,818        47,235

Liabilities and Net Assets
Cash overdraft                                                            38             --           --          --            --
Net unrealized depreciation on foreign forward
     currency contracts                                                    3             --           --          --            --
Payable for:
     Securities purchased                                              9,463         18,413           --       1,994         1,955
     Fund shares redeemed                                            161,354          2,065        1,408           3            --
     Amount owed to advisor                                                2             --           47         115            56
     Other                                                               922          1,066          115          22            27
------------------------------------------------------------------------------------------------------------------------------------
     Total liabilities                                               171,782         21,544        1,570       2,134         2,038
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Fund shares outstanding                 $ 3,406,071    $ 1,883,106    $ 312,667    $ 62,684    $   45,197
------------------------------------------------------------------------------------------------------------------------------------
Fund shares outstanding                                              183,218         77,922       19,570       4,808         3,455
------------------------------------------------------------------------------------------------------------------------------------

Pricing of Shares
Net asset value, offering price and redemption price
     per share                                                   $     18.59    $     24.17    $   15.98    $  13.04    $    13.08
------------------------------------------------------------------------------------------------------------------------------------

Analysis of Net Assets
Paid-in capital                                                  $ 1,592,872    $ 1,106,306    $ 271,821    $ 50,894    $   39,274
Accumulated net realized gain on sales
     of investments, futures and foreign
     currency transactions                                           545,418         57,708       22,664       1,928         1,082
Net unrealized appreciation of investments and other
     assets (net of unrealized PFIC gains of $274 for
     Acorn International and $19 for Acorn Foreign Forty)          1,261,402        718,118       17,733       9,989         4,683
Undistributed net investment income (loss)                             6,379            974          449        (127)          158
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to
     Fund shares outstanding                                     $ 3,406,071    $ 1,883,106    $ 312,667    $ 62,684    $   45,197
------------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements    41

Acorn Family of Funds
    .Statements of Operations (unaudited)

                                                                                                     Acorn
                                                                     Acorn Fund                  International
                                                             6 months       Year            6 months       Year
(in thousands)                                             ended 6/30,     ended 12/31,    ended 6/30,    ended 12/31,
----------------------------------------------------------------------------------------------------------------------------
                                                                  1999             1998           1999           1998
Investment Income:
     Dividends                                               $  19,697         $ 28,483       $ 16,200        $ 26,225
     Interest                                                    4,339           13,414          2,467          10,223
----------------------------------------------------------------------------------------------------------------------------
                                                                24,036           41,897         18,667          36,448
     Foreign taxes withheld                                       (239)            (513)        (1,750)         (2,521)
----------------------------------------------------------------------------------------------------------------------------
          Total investment income                               23,797           41,384         16,917          33,927

Expenses:
     Investment advisory                                        11,484           24,905          7,052          14,124
     Administration                                                832            1,812            429             858
     Custodian                                                     425              924          1,025           1,957
     Transfer and dividend disbursing agent                        781            1,414            743           1,384
     Reports to shareholders                                       282              573            302             575
     Legal and audit                                               111              223             63              97
     Registration and blue sky                                      24               55             15              58
     Trustees' and other                                           297              446            131             166
----------------------------------------------------------------------------------------------------------------------------
          Total expenses                                        14,236           30,352          9,760          19,219
     Less custodian fees paid indirectly                            --               --             --              --
     Less reimbursement of expenses by advisor                      --               --             --              --
----------------------------------------------------------------------------------------------------------------------------
     Net expenses                                               14,236           30,352          9,760          19,219
----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                     9,561           11,032          7,157          14,708
Net Realized and Unrealized Gain (Loss) on Investments,
  Futures and Foreign Currency Transactions:
     Net realized gain (loss) on sales of investments          550,750          252,065         69,986           2,408
     Net realized gain (loss) on foreign currency
       transactions                                                (70)            (132)         6,007          (6,031)
     Net realized gain (loss) on futures                        (2,990)         (17,930)          (403)          7,811
     Change in net unrealized appreciation of
       investments and foreign currency transactions          (184,417)         (43,553)       189,172         215,847
----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments,
  futures and foreign currency transactions                    363,273          190,450        264,762         220,035
----------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations         $ 372,834         $201,482       $271,919        $234,743
============================================================================================================================

See accompanying notes to financial statements  42

                                                                                 Acorn
             Acorn USA                     Acorn Twenty                      Foreign Forty
      6 months      Year           6 months     Inception 11/23     6 months      Inception 11/23
     ended 6/30,   ended 12/31,   ended 6/30,    through 12/31,    ended 6/30,     through 12/31,
-----------------------------------------------------------------------------------------------------
           1999           1998          1999              1998           1999               1998
        $ 1,596       $    882        $  136            $   38         $  322             $    6
            462          1,042            54                 7             49                  3
-----------------------------------------------------------------------------------------------------
          2,058          1,924           190                45            371                  9
             --             --            --                --            (29)                (1)
-----------------------------------------------------------------------------------------------------
          2,058          1,924           190                45            342                  8

          1,275          2,336           216                26            121                 11
             68            124            12                 1              6                  1
             21             39             6                 2             32                  3
            131            246            55                18             30                 13
             61            126            27                 1             24                  1
             16             32            19                 1             19                  1
             12             33             8                 4              6                  2
             28             43             1                --              1                 --
-----------------------------------------------------------------------------------------------------
          1,612          2,979           344                53            239                 32
             (3)            (5)           (6)               (2)           (12)                (3)
             --             --           (15)              (12)           (43)               (11)
-----------------------------------------------------------------------------------------------------
          1,609          2,974           323                39            184                 18
-----------------------------------------------------------------------------------------------------
            449         (1,050)         (133)                6            158                (10)


         22,972         23,791         2,174              (246)         1,098                 74

             --             --            --                --             --                 --
             --             --            --                --             --                 --

            992        (14,625)        7,457             2,532          3,539              1,163
-----------------------------------------------------------------------------------------------------

         23,964          9,166         9,631             2,286          4,637              1,237
-----------------------------------------------------------------------------------------------------
        $24,413       $  8,116        $9,498            $2,292         $4,795             $1,227
=====================================================================================================

Acorn Family of Funds
     >Statements of Changes in Net Assets (unaudited)

                                                                                                                Acorn
                                                                   Acorn Fund                                International
                                                               6 months    Year                       6 months          Year
(in thousands)                                              ended 6/30     ended 12/31                ended 6/30        ended 12/31
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  1999            1998                      1999               1998
From Operations:
   Net investment income (loss)                           $      9,561      $   11,032                $    7,157        $    14,708
   Net realized gain (loss) on sales of investments,
    futures and foreign currency transactions                  547,690         234,003                    75,590              4,188
   Change in net unrealized appreciation of
    investments and foreign currency transactions             (184,417)        (43,553)                  189,172            215,847
-----------------------------------------------------------------------------------------------------------------------------------
      Net increase in net assets resulting
       from operations                                         372,834         201,482                   271,919            234,743
Distributions to Shareholders From:
   Net investment income                                        (5,713)         (6,284)                  (11,602)           (12,611)
   Net realized gain                                           (36,184)       (219,264)                       --            (22,701)
-----------------------------------------------------------------------------------------------------------------------------------
       Total distributions to shareholders                     (41,897)       (225,548)                  (11,602)           (35,312)
From Fund Share Transactions:
   Reinvestment of dividends and capital
    gain distributions                                          37,931         204,856                    10,789             33,102
   Proceed from other shares sold                              169,217         490,137                   214,401            406,219
-----------------------------------------------------------------------------------------------------------------------------------
                                                               207,148         694,993                   225,190            439,321

Payments for shares redeemed                                  (681,475)       (802,923)                 (327,898)          (536,194)
-----------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets from
     Fund share transactions                                  (474,327)       (107,930)                 (102,708)           (96,873)
-----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                       (143,390)       (131,996)                  157,609            102,558
Net Assets:
    Beginning of period                                      3,549,461       3,681,457                 1,725,497          1,622,939
-----------------------------------------------------------------------------------------------------------------------------------
    End of period                                         $  3,406,071      $3,549,461                $1,883,106        $ 1,725,497
-----------------------------------------------------------------------------------------------------------------------------------
Undistributed Net Investment Income                       $      6,379      $    2,531                $      974        $     5,419
-----------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements

                                                                                                   Acorn
                            Acorn USA                       Acorn Twenty                       Foreign Forty
                     6 months    Year                6 months     Inception 11/23        6 months     Inception 11/31
                    ended 6/30,  ended 12/31,     ended 6/30,     through 12/31,      ended 6/30,     through 12/31,
------------------------------------------------------------------------------------------------------------------------------------
                           1999         1998             1999            1998                1999            1998

                     $      449   $   (1,050)       $    (133)    $         6           $     158      $      (10)

                        22,972        23,791            2,174            (246)              1,098              74

                           992       (14,625)           7,457           2,532               3,539           1,163

-----------------------------------------------------------------------------------------------------------------------------------
                        24,413         8,116            9,498           2,292               4,795           1,227

                            --            --               --              --                  --              --
                          (784)      (19,532)              --              --                 (99)             --
------------------------------------------------------------------------------------------------------------------------------------
                          (784)      (19,532)              --              --                 (99)             --


                           718        17,705               --              --                  94              --
                        65,026       175,578           23,123          31,688              29,060          14,739
------------------------------------------------------------------------------------------------------------------------------------
                        65,744       193,283           23,123          31,688              29,154          14,739
                       (57,657)      (85,540)          (3,661)           (256)             (4,438)           (181)
------------------------------------------------------------------------------------------------------------------------------------
                         8,087       107,743           19,462          31,432              24,716          14,558
------------------------------------------------------------------------------------------------------------------------------------

                        31,716        96,327           28,960          33,724              29,412          15,785

                       280,951       184,624           33,724              --              15,785              --
-----------------------------------------------------------------------------------------------------------------------------------
                     $ 312,667    $  280,951        $  62,684     $    33,724           $  45,197      $   15,785

-----------------------------------------------------------------------------------------------------------------------------------
                     $     449    $       --            ($127)    $         6           $     158      $        9
------------------------------------------------------------------------------------------------------------------------------------

Acorn Family of Funds
    .Financial Highlights (unaudited)

                                                                                                6 months      Years
Acorn Fund                                                                                      ended 6/30,   ended 12/31,
-----------------------------------------------------------------------------------------------------------------------------
For a share outstanding throughout each period                                                       1999            1998
Net Asset Value, beginning of period                                                               $16.85          $16.99
Income From Investment Operations
   Net investment income                                                                              .05             .04
   Net realized and unrealized gain (loss) on investments, foreign currency and futures              1.91             .91
-----------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                                                                  1.96             .95
Less Distributions
   Dividends from net investment income                                                             (0.03)          (0.03)
   Distributions from net realized and unrealized gains reportable for federal income taxes         (0.19)          (1.06)
-----------------------------------------------------------------------------------------------------------------------------
   Total distributions                                                                              (0.22)          (1.09)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, end of period                                                                     $18.59          $16.85
-----------------------------------------------------------------------------------------------------------------------------
Total Return                                                                                         11.7%            6.0%
Ratios/Supplemental Data
   Ratio of expenses to average net assets                                                            .86%*           .84%
   Ratio of net investment income to average net assets                                               .57%*           .30%
   Portfolio turnover rate                                                                             35%*            24%
Net assets at end of period (in millions)                                                          $3,406          $3,549

                                                                                                6 months      Years
Acorn International                                                                            ended 6/30,    ended 12/31,
-----------------------------------------------------------------------------------------------------------------------------
For a share outstanding throughout each period                                                       1999            1998
Net Asset Value, beginning of period                                                               $20.82          $18.39
Income From Investment Operations
   Net investment income (loss)                                                                       .17             .17
   Net realized and unrealized gain (loss) on investments, foreign currency and futures              3.33            2.68
-----------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                                                                  3.50            2.85
Less Distributions
   Dividends from net investment income                                                              (.15)           (.15)
   Distributions from net realized and unrealized gains reportable for federal income taxes            --            (.27)
-----------------------------------------------------------------------------------------------------------------------------
   Total distributions                                                                               (.15)           (.42)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, end of period                                                                     $24.17          $20.82
-----------------------------------------------------------------------------------------------------------------------------
Total Return                                                                                         16.8%           15.4%
Ratios/Supplemental Data
   Ratio of expenses to average net assets                                                           1.14%*          1.12%
   Ratio of net investment income to average net assets                                               .84%*           .86%
   Portfolio turnover rate                                                                             53%*            37%
Net assets at end of period (in millions)                                                          $1,883          $1,725

                                                                                                6 months      Years
Acorn USA                                                                                      ended 6/30,    ended 12/31,
-----------------------------------------------------------------------------------------------------------------------------
For a share outstanding throughout each period                                                       1999            1998
Net Asset Value, beginning of period                                                               $14.80          $15.12
Income From Investment Operations
   Net investment loss (b)                                                                            .02            (.07)
   Net realized and unrealized gain on investments                                                   1.20             .87
-----------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                                                                  1.22             .80
-----------------------------------------------------------------------------------------------------------------------------
Less Distributions
   Dividends from net investment income                                                                --              --
   Distributions from net realized and unrealized gains reportable for federal income taxes          (.04)          (1.12)
-----------------------------------------------------------------------------------------------------------------------------
   Total distributions                                                                               (.04)          (1.12)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, end of period                                                                     $15.98          $14.80
-----------------------------------------------------------------------------------------------------------------------------
Total Return                                                                                          8.3%            5.8%
Ratios/Supplemental Data
   Ratio of expenses to average net assets (a)                                                       1.18%*          1.20%
   Ratio of net investment loss to average net assets                                                 .33%*          (.42%)
   Portfolio turnover rate                                                                             53%*            42%
Net assets at end of period (in millions)                                                            $313            $281

-----------------------------------------------------------------------------------------------------------------------------

(a) In accordance with a requirement by the Securities and Exchange Commission, the Acorn USA ratio reflects total expenses prior to the reduction of custodian fees for cash balances it maintains with the custodian ("custodian fees paid indirectly"). This ratio net of custodian fees paid indirectly would have been 1.79% for the period ended December 31, 1996.

(b) Net investment income (loss) per share was based upon the average shares outstanding during each period.

* Annualized

See accompanying notes to financial statements 46

---------------------------------------------------------------------------------------------
       1997           1996      1995      1994      1993       1992        1991       1990
     $15.04         $13.60    $12.24    $13.95    $11.06     $ 9.32       $ 6.51     $8.58

        .15            .09       .11       .06       .04        .07          .11       .12
       3.57           2.93      2.42     (1.10)     3.50       2.16         2.95     (1.62)
---------------------------------------------------------------------------------------------
       3.72           3.02      2.53     (1.04)     3.54       2.23         3.06     (1.50)

       (.16)          (.11)     (.09)     (.11)     (.06)      (.08)        (.10)     (.13)
       1.61          (1.47)    (1.08)     (.56)     (.59)      (.41)        (.15)     (.44)
---------------------------------------------------------------------------------------------
      (1.77)         (1.58)    (1.17)     (.67)     (.65)      (.49)        (.25)     (.57)
---------------------------------------------------------------------------------------------
     $16.99         $15.04    $13.60    $12.24    $13.95     $11.06       $ 9.32     $6.51
---------------------------------------------------------------------------------------------
       25.0%          22.6%     20.8%     -7.4%     32.3%      24.2%        47.3%    -17.5%

        .56%           .57%      .57%      .62%      .65%       .67%         .72%      .82%
        .75%           .53%      .89%      .55%      .30%       .72%        1.30%     1.60%
         32%            33%       29%       18%       20%        25%          25%       36%
     $3,681         $2,842    $2,399    $1,983    $2,035     $1,449       $1,150     $ 767

                                                            Inception 9/23
                                                             through 12/31,
------------------------------------------------------------------------------
       1997           1996      1995      1994      1993            1992
     $19.61         $16.59    $15.24    $15.94    $10.69            $10.00

        .40            .13       .16       .07        --              (.03)
       (.34)          3.29      1.20      (.67)     5.25               .72
------------------------------------------------------------------------------
        .06           3.42      1.36      (.60)     5.25               .69

       (.38)          (.12)       --        --        --                --
       (.90)          (.28)     (.01)     (.10)       --                --
------------------------------------------------------------------------------
      (1.28)          (.40)     (.01)     (.10)       --                --
------------------------------------------------------------------------------
     $18.39         $19.61    $16.59    $15.24    $15.94            $10.69
------------------------------------------------------------------------------
        0.2%          20.7%      8.9%     -3.8%     49.1%              6.9%

       1.19%          1.17%     1.22%     1.24%     1.21%             2.35%*
        .58%           .51%      .90%      .48%      .06%            (1.37%)*
         39%            34%       26%       20%       19%               20%*
     $1,623         $1,773    $1,276    $1,363    $  907            $   30

              Inception 9/4
              through 12/31
-----------------------------
       1997           1996
     $11.65         $10.00

       (.07)          (.02)
       3.83           1.67
-----------------------------
       3.76           1.65
-----------------------------

         --             --
       (.29)            --
-----------------------------
       (.29)            --
-----------------------------
     $15.12         $11.65
-----------------------------
       32.3%          16.5%

       1.35%          1.85%*
       (.49%)         (.99%)*
         33%            20%*
     $  185         $   53

                                                                            6 months      Inception 11/23
Acorn Twenty                                                               ended 6/30,     through 12/31,
----------------------------------------------------------------------------------------------------------
For a share outstanding throughout each period                                   1999               1998
Net Asset Value, beginning of period                                           $10.71             $10.00
Income From Investment Operations
   Net investment income (loss) (b)                                              (.03)                --
   Net realized and unrealized gain on investments                               2.36                .71
----------------------------------------------------------------------------------------------------------
   Total from investment operations                                              2.33                .71
----------------------------------------------------------------------------------------------------------
Net Asset Value, end of period                                                 $13.04             $10.71
==========================================================================================================
Total Return                                                                     21.8%               7.1%
Ratios/Supplemental Data
   Ratio of expenses to average net assets (a) (c)                               1.38%*             1.41%*
   Ratio of net investment income (loss) to average net assets (c)               (.56%)*            0.22%*
   Portfolio turnover rate                                                        110%*              173%*
Net assets at end of period (in millions)                                         $63                $34
==========================================================================================================

(a) In accordance with a requirement by the Securities and Exchange Commission, this ratio reflects total expenses prior to the reduction of custodian fees for cash balances it maintains with the custodian ("custodian fees paid indirectly"). This ratio net of custodian fees paid indirectly would have been 1.35% for the period ended June 30, 1999 and December 31, 1998.

(b) Net investment income (loss) per share was based upon the average shares outstanding during the period.

(c) Acorn Twenty was reimbursed by the Advisor for certain net expenses from November 23, 1998 through June 30, 1999. Without the reimbursement, the ratio of expenses (prior to custodian fees paid indirectly) to average net assets and the ratio of net investment income (loss) to average net assets would have been 1.42% and (.63%), respectively, for the period ended June 30, 1999, and 1.83% and (.21%), respectively, for the period ended December 31, 1998.

                                                                                                  6 months      Inception 11/23
Acorn Foreign Forty                                                                              ended 6/30,     through 12/31,
---------------------------------------------------------------------------------------------------------------------------------
For a share outstanding throughout each period                                                         1999               1998
Net Asset Value, beginning of period                                                                 $11.00             $10.00
Income From Investment Operations
   Net investment income/(loss) (c)                                                                     .07               (.01)
   Net realized and unrealized gain on investments                                                     2.04               1.01
---------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                                                                    2.11               1.00
Less Distributions
   Dividends from net investment income                                                                  --                 --
   Distributions from net realized and unrealized gains reportable for federal income taxes            (.03)                --
---------------------------------------------------------------------------------------------------------------------------------
   Total distributions                                                                                 (.03)                --
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, end of period                                                                       $13.08             $11.00
=================================================================================================================================
Total Return                                                                                           19.2%              10.0%
Ratios/Supplemental Data
   Ratio of expenses to average net assets (a) (c)                                                     1.54%*             1.73%*
   Ratio of net investment income (loss) to average net assets (c)                                     1.25%*             (.78%)*
   Portfolio turnover rate                                                                               77%*               90%*
Net assets at end of period (in millions)                                                               $45                $16
=================================================================================================================================

(a) In accordance with a requirement by the Securities and Exchange Commission, this ratio reflects total expenses prior to the reduction of custodian fees for cash balances it maintains with the custodian ("custodian fees paid indirectly"). This ratio net of custodian fees paid indirectly would have been 1.45% for the period ended June 30, 1999 and December 31, 1998.

(b) Net investment income (loss) per share was based upon the average shares outstanding during the period.

(c) Acorn Foreign Forty was reimbursed by the Advisor for certain net expenses from November 23, 1998 through June 30,1999. Without the reimbursement, the ratio of expenses to average net assets and the ratio of net investment income/(loss) to average net assets would have been 1.80% and 90%, respectively, for the period ended June 30, 1999, and 2.70% and (1.75%), respectively, for the period ended December 31, 1998.

* Annualized

See accompanying notes to financial statements

Acorn Family of Funds
      .Notes to Financial Statements (unaudited)


1.  Nature of Operations

Acorn Fund, Acorn International, Acorn USA, Acorn Twenty and Acorn Foreign Forty (the "Funds") are series of Acorn Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of each Fund is to seek long-term growth of capital.

2.  Significant Accounting Policies
      .Security valuation

Investments are stated at current value. Securities traded on securities exchanges or in over-the-counter markets in which transaction prices are reported are valued at the last sales price at the time of valuation. Securities for which there are no reported sales on the valuation date are valued at the mean of the latest bid and ask quotation or, if there is no ask quotation, at the most recent bid quotation. Money market instruments having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Trustees.

      .Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

      .Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of discounts on money market instruments and long-term debt instruments when required for federal income tax purposes. Realized gains and losses from security transactions are reported on an identified cost basis.

      .Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

      .Financial instruments

Each Fund may purchase or sell exchange-traded financial futures contracts, which are contracts that obligate that Fund to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. The Funds enter into such contracts to hedge a portion of their portfolio. Gains and losses are reflected as "Net Realized Gain
(Loss) on Futures" in the Statements of Operations. Additionally, each Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell foreign currencies. The Statements of Operations reflect gains and losses as realized for closed forward foreign currency contracts and unrealized for open contracts. A Fund bears the market risk that arises from changes in the value of financial instruments and securities indices (futures contracts) or from changes in foreign currency rates (forward foreign currency contracts) and the credit risk should a counterparty fail to perform under such contracts.

      None of the funds had futures contracts open at June 30, 1999. Acorn Fund and Acorn International entered into forward contracts to sell foreign currency, as described below:

Acorn Fund

   Foreign                            Settlement      U.S. Dollar     Unrealized Gain
 Amount (000)        Currency            Date       Proceeds (000)      (Loss) (000)
-------------------------------------------------------------------------------------
     78,085      Hong Kong Dollar      1/10/00         $10,007              $  (3)
                                                                         ============
Acorn International

   Foreign                            Settlement      U.S. Dollar     Unrealized Gain
 Amount (000)        Currency            Date       Proceeds (000)      (Loss) (000)
-------------------------------------------------------------------------------------
     23,000        British Pound       9/24/99         $36,612              $ 331
    155,000      Hong Kong Dollar      1/10/00          19,501               (370)
  1,789,200        Japanese Yen        9/16/99          15,168                210
  4,735,000        Japanese Yen        9/24/99          40,219                587
                                                                         ------------
                                     Total Unrealized Gain                  $ 758
                                                                         ============

       .Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange on each day the Exchange is open for trading by dividing the total value of each Fund's investments and other assets, less liabilities, by the respective number of Fund shares outstanding.

       .Federal income taxes, dividends and distributions to shareholders

Each Fund has complied with the special provisions of the Internal Revenue Code available to investment companies.

       Acorn Fund, Acorn International and Acorn Foreign Forty have elected to mark-to-market their investments in Passive Foreign Investment Companies ("PFICs") for Federal income tax purposes. A summary of transactions relating to PFICs for Acorn International is as follows:

Acorn International                                                        (000)
--------------------------------------------------------------------------------
Cumulative net unrealized appreciation
recognized in prior years at December 31, 1998                            $ 311

Unrealized appreciation recognized through
June 30, 1999                                                                 0

Cumulative net unrealized appreciation recognized
in prior years on PFICS sold through June 30, 1999                          (37)
                                                                          -----
Cumulative net unrealized appreciation recognized
in prior years at June 30, 1999                                             274
                                                                          -----
A summary of transactions relating to PFICS during 1998 follows:

Unrealized appreciation recognized                                          231

Distributions to shareholders from net investment
income relating to PFICs                                                      0

At June 30, 1999, Acorn Fund had no cumulative net unrealized appreciation on PFICs. In 1998, the Fund recognized unrealized appreciation of $232,000 and also had losses on the sale of PFICs of $2,483,000.

     At June 30, 1999, Acorn Foreign Forty had cumulative net unrealized appreciation on PFICS of $19,000, all of which was recognized in 1998.

     Distributions relating to PFICs are treated as ordinary income for Federal income tax purposes.

     Acorn International and Acorn Twenty intend to utilize provisions of the federal tax law that allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against future realized gains. At December 31, 1998, Acorn International and Acorn Twenty had capital loss carryforwards of $16,804,000 and $246,000, respectively, which will expire December 31, 2006.

     Dividends payable to shareholders are recorded by the Funds on the ex-dividend date.

3.   Transactions with Affiliates

The Funds' investment advisor, Wanger Asset Management, L.P. ("WAM") furnishes continuing investment supervision to the Funds and is responsible for the overall management of the Funds' business affairs.

     Under the Funds' investment management agreement, fees are accrued daily and paid monthly to WAM at the annual rates shown in the table below for each fund.

Acorn Fund
--------------------------------------------------------------------------
Net asset value:
For the first $700 million                                            .75%
Next $1.3 billion                                                     .70%
Net assets in excess of $2 billion                                    .65%

Acorn International
--------------------------------------------------------------------------
Net asset value:
For the first $100 million                                           1.20%
Next $400 million                                                     .95%
Net assets in excess of $500 million                                  .75%

Acorn USA
--------------------------------------------------------------------------
Net asset value:
For the first $200 million                                            .95%
Net assets in excess of $200 million                                  .90%

Acorn Twenty
--------------------------------------------------------------------------
On average daily net assets                                           .90%

Acorn Foreign Forty
--------------------------------------------------------------------------
On average daily net assets                                           .95%

     WAM has also contracted to provide administrative services to each Fund at an annual rate of .05% of average daily net assets.

Acorn Family of Funds
    .Notes to Financial Statements (unaudited) continued

     Certain officers and trustees of the Trust are also principals of WAM. The Trust makes no direct payments to its officers and trustees who are affiliated with WAM. Acorn Fund paid trustees' fees and expenses of the following:

                              6 months
                              ended 6/30,
--------------------------------------------------
(in thousands)                       1999     1998

Acorn Fund                           $140     $211
Acorn International                    69       94
Acorn USA                              11       11
Acorn Twenty                            1       --
Acorn Foreign Forty                     1       --
                                     -------------
                                     $222     $316
                                     -------------

WAM advanced Acorn USA $107,000 in connection with the organization and initial registration of the Fund. These costs are being amortized and reimbursed to WAM over the period September 1996 through August 2001. WAM paid all of the organization costs associated with the organization fo Acorn Twenty and Acorn Foreign Forty. These costs amounted to $92,000. WAM will not be reimbursed for these costs by the Funds.

WAM Brokerage Services, L.L.C., a wholly owned subsidiary of WAM, is the distributor of the Funds' shares and receives no compensation for its services.

4.   Borrowing Arrangements

The trust participates in a $250,000,000 credit facility which was entered into to facilitate portfolio liquidity. No amounts have been borrowed under this facility.

5.   Fund Share Transactions

Proceeds and payments on Fund shares as shown in the Statements of Changes in Net Assets are in respect of the following numbers of shares:

                                             6 months
Acorn Fund                                   ended 6/30,
------------------------------------------------------------------
(in thousands)                                       1999     1998
Shares sold                                        10,094   28,471
Shares issued in reinvestment of
 dividend and capital gain distributions            2,081   12,814
                                                  ----------------
                                                   12,175   41,285
Less shares redeemed                               39,663   47,224
                                                  ----------------
Net decrease in shares outstanding                (27,488)  (5,939)
------------------------------------------------------------------

                                             6 months
Acorn International                          ended 6/30,
-----------------------------------------------------------------
(in thousands)                                      1999     1998
Shares sold                                        9,769   19,818
Shares issued in reinvestment of
 dividend and capital gain distributions             445    1,540
                                                 ----------------
                                                  10,214   21,358
Less shares redeemed                              15,166   26,757
                                                 ----------------
Net decrease in shares outstanding                (4,952)  (5,399)
-----------------------------------------------------------------

                                             6 months
Acorn USA                                    ended 6/30,
-----------------------------------------------------------------
(in thousands)                                      1999      1998
Shares sold                                        4,532    11,062
Shares issued in reinvestment of
 dividend and capital gain distributions              46     1,270
                                                  ----------------
                                                   4,578    12,332
Less shares redeemed                               3,994     5,558
                                                  ----------------
Net increase in shares outstanding                   584     6,774
------------------------------------------------------------------

                                             6 months
Acorn Twenty                                 ended 6/30,
------------------------------------------------------------------
(in thousands)                                      1999      1998
Shares sold                                        1,979     3,176
Less shares redeemed                                 321        26
                                                  ----------------
Net increase in shares outstanding                 1,658     3,150
------------------------------------------------------------------

                                             6 months
Acorn Foreign Forty                          ended 6/30,
------------------------------------------------------------------
(in thousands)                                      1999      1998
Shares sold                                          864     1,453
Less shares redeemed                                  15        18
                                                  ----------------
Net increase in shares outstanding                   849     1,435
------------------------------------------------------------------

6.   Investment Transactions

Investment Transactions (excluding money market instruments) for each of the Funds are as follows:

                                        6 months
Acorn Fund                              ended 6/30,
----------------------------------------------------------------
(in thousands)                                 1999         1998
Investment securities:
  Purchases                                $553,191   $  830,390
  Proceeds from sales                       981,142    1,048,096
================================================================

                                        6 months
Acorn International                     ended 6/30,
----------------------------------------------------------------
(in thousands)                                 1999         1998
Investment securities:
  Purchases                                $433,766     $570,304
  Proceeds from sales                       425,671      709,630
----------------------------------------------------------------

                                        6 months
Acorn USA                               ended 6/30,
----------------------------------------------------------------
(in thousands)                                 1999         1998
Investment securities:
  Purchases                                 $76,468     $178,181
  Proceeds from sales                        68,204       95,639
----------------------------------------------------------------

                                        6 months
Acorn Twenty                            ended 6/30,
----------------------------------------------------------------
(in thousands)                                 1999         1998
Investment securities:
  Purchases                                 $44,022      $34,025
  Proceeds from sales                        25,599        4,483
----------------------------------------------------------------

                                        6 months
Acorn Foreign Forty                     ended 6/30,
----------------------------------------------------------------
(in thousands)                                 1999         1998
Investment securities:
  Purchases                                 $32,000      $13,984
  Proceeds from sales                         9,409          974
----------------------------------------------------------------

The Acorn
------------------------
         Family of Funds


Trustees

Irving B. Harris
Chairman

James H. Lorie
Vice Chairman

Leo A. Guthart

Jerome Kahn, Jr.

David C. Kleinman

Charles P. McQuaid

Roger S. Meier

Allan B. Muchin

Robert E. Nason

Katherine Schipper

Ralph Wanger


Officers

Ralph Wanger
President

Margaret M. Forster
Vice President

Marcel P. Houtzager
Vice President

Kenneth A. Kalina
Assistant Treasurer

Bruce H. Lauer
Vice President and Treasurer

Charles P. McQuaid
Senior Vice President

Robert A. Mohn
Vice President

John H. Park
Vice President

Steven A. Radis
Vice President and Secretary

Mark H. Yost
Vice President

Leah J. Zell
Vice President


Investment Advisor

Wanger Asset Management, L.P.
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-800-9-ACORN-9
(1-800-922-6769)
e-mail: acorn@wanger.com
Web site: www.acornfunds.com

Distributor

WAM Brokerage Services, L.L.C.
P.O. Box 8502
Boston, Massachusetts 02266-8502

Transfer Agent, Dividend Disbursing Agent and Custodian

State Street Bank and Trust Company
Attention: Acorn Family of Funds
P.O. Box 8502
Boston, Massachusetts 02266-8502
1-800-962-1585

Legal Counsel
Bell, Boyd & Lloyd
Chicago, Illinois

This report, including the unaudited schedules of investments, is submitted for the general information of the shareholders of Acorn Investment Trust. This report is not authorized for distribution unless preceded or accompanied by a prospectus.


Watch for your favorite Acorn portfolio managers on CNBC's Market Wrap each Wednesday evening at 4:01 and 6:01 Eastern time.

Our e-mail address is:
acorn@wanger.com

Find out what's new - visit our web site at:
www.acornfunds.com

Directions to 1999 Annual Shareholder Meeting

Bank One Auditorium (formerly First Chicago) is located on the Plaza Level of the Bank One building. The Bank One building is located in the center of the Loop, bordered by Dearborn Street on the east, Madison Street on the north, Clark Street on the west and Monroe Street on the south.

From the south:
Take I-57 (which merges with I-94, also known as the Dan Ryan Expressway). Take the Dan Ryan into Chicago. Follow the signs for the Kennedy Expressway West. Travel on the Kennedy and exit using the Monroe Street exit. Turn right (east) from the exit onto Monroe Street. Proceed east on Monroe Street to Dearborn.

From the north:
Take the Kennedy Expressway (I-90/94) south to Chicago. Exit in the city at Monroe Street. Turn left (east) from the exit onto Monroe Street. Proceed east on Monroe Street to Dearborn.

From the west:
Take the Eisenhower Expressway (I-290) from the west. This becomes Congress Street in the city. Take Congress east to Dearborn Street. Turn left (north) on Dearborn to Monroe Street.

From the southwest:
Take the Stevenson Expressway (I-55). Exit to the Kennedy Expressway (North-Wisconsin). Travel on the Kennedy and exit using the Monroe Street exit. Turn right (east) from the exit onto Monroe Street. Proceed east on Monroe Street to Dearborn.

     TURN OVER FOR PARKING INFORMATION

Parking information for 1999 Annual Shareholder Meeting

Private lot (indoor) located in the Bank One building. Entrance is at 40 South Clark (directly across from the Bank One building). Clark is one-way south. Space is limited.
Cost: $$$$

Public lot located 1/2 block east of Bank One on Madison Street. Limited spaces. Entrance on the south side of Madison between Dearborn and State Streets. Madison is one-way west.
Cost: $$$

Mid Continental Plaza Parking located on Monroe Street 2-1/2 blocks east of the Bank One building. Entrance is on the south side (right) of Monroe between Wabash and Michigan Avenues. Monroe is one-way east.
Cost: $$$

Grant Park Underground (indoor) located 3-1/2 blocks east of the Bank One building on Monroe Street. Entrance is on the north side of Monroe Street between Columbus Drive and Lake Shore Drive. Monroe is two-way between Lake Shore Drive and Michigan Avenue. West of Michigan, Monroe is one-way east.
Cost: $$

CTA

Cost $

Cost Key
--------

Most expensive $$$$
Least expensive $

The discussions in this report of portfolio companies are for illustration only and are not recommendations of individual stocks. The information is believed to be accurate, but the information and the views of the portfolio managers may change. The Acorn funds invest in the stocks of small and midsized companies that may be more volatile than the stocks of larger companies.

                            [PICTURE APPEARS HERE]

The Acorn
------------------------
         Family of Funds

WAM Brokerage Services, L.L.C.
P.O. Box 8502
Boston, MA 02266-8502


FIRST CLASS
  PRE-SORT
U.S. POSTAGE
   PAID
 CHICAGO, IL
PERMIT NO. 1200